Exhibit 99.2

VEREIT®

Quarterly Supplemental Information

PETSMART
Walgreens
PHOTO
PHARMACY
amazon

Third Quarter 2017

VER
LISTED
NYSE

Discipline. Transparency. Consistency.

www.VEREIT.com

Q3 2017 SUPPLEMENTAL INFORMATION

VEREIT Supplemental Information
September 30, 2017

See the Definitions section for a description of the Company's non-GAAP and operating metrics.

Q3 2017 SUPPLEMENTAL INFORMATION

About the Data

This data and other information described herein are as of and for the three months ended September 30, 2017, unless otherwise indicated. Future performance may not be consistent with past performance and is subject to change and inherent risks and uncertainties. This information should be read in conjunction with the financial statements and the Management's Discussion and Analysis of Financial Condition and Results of Operations sections contained in VEREIT, Inc.'s (the "Company", "VEREIT", "us", "our" and "we") Annual Report on Form 10-K for the year ended December 31, 2016 and Quarterly Reports on Form 10-Q for the periods ended September 30, 2017, June 30, 2017, March 31, 2017 and September 30, 2016. Effective January 1, 2017, the Company determined certain non-GAAP measures and operating metrics, which include portfolio metrics, should exclude the impact of properties owned by the Company for the month beginning with the date that (i) the related mortgage loan is in default, and (ii) management decides to transfer the properties to the lender in connection with settling the mortgage note obligation and ending with the disposition date, to better reflect the ongoing operations of the Company. The Company did not update data presented for periods prior to March 31, 2017, and the three months then ended, as the impact on non-GAAP measures, including AFFO and Normalized EBITDA, and operating metrics was immaterial. See the definitions section for a description of the Excluded Properties.

Forward-Looking Statements
Information set forth herein (including information included or incorporated by reference herein) contains “forward-looking statements” (within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended), which reflect VEREIT’s expectations regarding future events and VEREIT's future financial condition, results of operations and business. The forward-looking statements involve a number of assumptions, risks, uncertainties and other factors that could cause actual results to differ materially from those contained in the forward-looking statements. Generally, the words “expects,” “anticipates,”“assumes,” “targets,” “goals,” “projects,” “intends,” “plans,” “believes,” “seeks,” “estimates,” variations of such words and similar expressions identify forward-looking statements. These forward-looking statements are subject to a number of risks, uncertainties and assumptions, most of which are difficult to predict and many of which are beyond VEREIT’s control. If a change occurs, VEREIT’s business, financial condition, liquidity and results of operations may vary materially from those expressed in the forward-looking statements.

The following factors, among others, could cause actual results to differ from those set forth in the forward-looking statements: VEREIT’s plans, market and other expectations, objectives, intentions and other statements that are not historical facts; the developments disclosed herein; VEREIT’s ability to execute on and realize success from its business plan; VEREIT’s ability to meet its 2017 guidance; the unpredictability of the business plans and financial condition of VEREIT’s tenants; the impact of impairment charges in respect of certain of VEREIT’s properties or other assets; risks associated with pending government investigations and litigations related to VEREIT's previously disclosed audit committee investigation; the inability of Cole Capital to regain its prior level of capital raise; the ability to retain or hire key personnel; and continuation or deterioration of current market conditions. Additional factors that may affect future results are contained in VEREIT’s filings with the U.S. Securities and Exchange Commission (the “SEC”), which are available at the SEC’s website at www.sec.gov. VEREIT disclaims any obligation to publicly update or revise any forward-looking statements, whether as a result of changes in underlying assumptions or factors, new information, future events or otherwise, except as required by law.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.

Q3 2017 SUPPLEMENTAL INFORMATION

Company Overview (unaudited)

VEREIT is a real estate company incorporated in Maryland on December 2, 2010, which has elected to be taxed as a real estate investment trust ("REIT") for U.S. federal income tax purposes. On September 6, 2011, the Company completed its initial public offering.

VEREIT is a full service real estate operating company that operates through two business segments, its real estate investment ("REI") segment and its investment management segment, Cole Capital® ("Cole Capital"). Through its REI segment, the Company owns and actively manages a diversified portfolio of retail, restaurant, office and industrial real estate properties primarily subject to long-term net leases with creditworthy tenants. The Company targets properties that are strategically located and essential to the business operations of the tenant, as well as retail properties that offer necessity- and value-oriented products or services. At September 30, 2017, approximately 40.1% of the Company's Annualized Rental Income was earned from Investment-Grade Tenants, Economic Occupancy Rate was 99.0% and the Weighted Average Remaining Lease Term was 9.5 years. Cole Capital is contractually responsible for raising capital for, managing the affairs of and identifying and making acquisitions and investments on behalf of non-listed REITs (the "Cole REITs") and other real estate programs sponsored by Cole Capital on a day-to-day basis. The Company receives compensation and reimbursement for services relating to the Cole REITs and other real estate programs' offerings and the investment, management, financing and disposition of their respective assets, as applicable. Cole Capital allows the Company to generate earnings without the corresponding need to invest capital in that business or incur balance sheet debt in order to fund or expand operations. Cole Capital also develops new REIT offerings and coordinates receipt of regulatory approvals from the SEC, the Financial Industry Regulatory Authority, Inc. and various blue sky jurisdictions for such offerings. At the appropriate time, Cole Capital recommends to each of the Cole REIT's respective board of directors an approach for providing investors with liquidity.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 4

Q3 2017 SUPPLEMENTAL INFORMATION

Company Overview (cont.)

Senior Management	Board of Directors

Glenn J. Rufrano, Chief Executive Officer	Hugh R. Frater, Non-Executive Chairman

Michael J. Bartolotta, Executive Vice President and Chief Financial Officer	David B. Henry, Independent Director

Lauren Goldberg, Executive Vice President, General Counsel and Secretary	Mary Hogan Preusse, Independent Director

Paul H. McDowell, Executive Vice President and Chief Operating Officer	Richard J. Lieb, Independent Director

William C. Miller, Executive Vice President, Investment Management	Mark S. Ordan, Independent Director

Thomas W. Roberts, Executive Vice President and Chief Investment Officer	Eugene A. Pinover, Independent Director

Gavin B. Brandon, Senior Vice President and Chief Accounting Officer	Julie G. Richardson, Independent Director

Glenn J. Rufrano, Chief Executive Officer

Corporate Offices and Contact Information

2325 E. Camelback Road, Suite 1100	5 Bryant Park, 23rd Floor
Phoenix, AZ 85016	New York, NY 10018
800-606-3610	212-413-9100
www.VEREIT.com

Trading Symbols: VER, VER PRF

Stock Exchange Listing: New York Stock Exchange

Transfer Agent
Computershare Trust Company, N.A.
250 Royall Street
Canton, MA 02021
800-736-3001

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 5

Q3 2017 SUPPLEMENTAL INFORMATION

Quarterly Financial Summary (unaudited, dollars in thousands, except share and per share amounts)

	Q3 2017	Q2 2017	Q1 2017	Q4 2016	Q3 2016
Consolidated Financial Results
Revenue	$333,728	$336,930	$348,029	$351,869	$362,915
Net income (loss)	$16,494	$34,186	$14,790	$(118,223)	$30,246
Basic and diluted net income (loss) per share attributable to common stockholders and limited partners	$(0.00)	$0.02	$(0.00)	$(0.14)	$0.01
Normalized EBITDA	$267,119	$268,025	$273,345	$271,368	$285,906
FFO attributable to common stockholders and limited partners	$177,713	$171,443	$170,065	$53,541	$179,472
FFO attributable to common stockholders and limited partners per diluted share	$0.178	$0.172	$0.170	$0.054	$0.185
AFFO attributable to common stockholders and limited partners	$190,860	$180,868	$187,321	$170,567	$198,108
AFFO attributable to common stockholders and limited partners per diluted share	$0.191	$0.181	$0.188	$0.171	$0.205
Dividends declared per common share	$0.1375	$0.1375	$0.1375	$0.1375	$0.1375
Weighted-average shares outstanding - diluted	998,425,771	998,129,628	998,251,749	998,001,219	968,686,543

Real Estate Investments
Revenue	$306,543	$308,245	$320,898	$327,281	$331,846
Net income	$13,716	$29,732	$12,780	$13,988	$30,006
Normalized EBITDA	$258,478	$257,337	$265,411	$268,946	$277,593
FFO attributable to common stockholders and limited partners	$174,935	$166,989	$168,055	$185,752	$179,232
FFO attributable to common stockholders and limited partners per diluted share	$0.175	$0.167	$0.168	$0.186	$0.185
AFFO attributable to common stockholders and limited partners	$175,256	$174,258	$177,437	$179,804	$182,371
AFFO attributable to common stockholders and limited partners per diluted share	$0.176	$0.175	$0.178	$0.180	$0.188
Operating Properties	4,093	4,105	4,105	4,142	4,213
Rentable Square Feet (in thousands)	92,228	91,094	92,950	93,257	96,885
Economic Occupancy Rate	99.0%	98.6%	98.4%	98.3%	98.0%
Weighted Average Remaining Lease Term (years)	9.5	9.5	9.6	9.9	10.0
Investment-Grade Tenants (1)	40.1%	40.7%	41.6%	41.2%	41.5%

Cole Capital
Revenue	$27,185	$28,685	$27,131	$24,588	$31,069
Net income (loss)	$2,778	$4,454	$2,010	$(132,211)	$240
Normalized EBITDA	$8,641	$10,688	$7,934	$2,422	$8,313
FFO attributable to common stockholders and limited partners	$2,778	$4,454	$2,010	$(132,211)	$240
FFO attributable to common stockholders and limited partners per diluted share	$0.003	$0.004	$0.002	$(0.132)	$0.000
AFFO attributable to common stockholders and limited partners	$15,604	$6,610	$9,884	$(9,237)	$15,737
AFFO attributable to common stockholders and limited partners per diluted share	$0.016	$0.007	$0.010	$(0.009)	$0.016
Capital raised on behalf of Cole REITs, excluding DRIP	$66,402	$77,953	$66,718	$67,512	$136,381
Purchase price of property acquisitions on behalf of Cole REITs	$190,024	$276,701	$216,187	$173,086	$173,869
Assets Under Management	$7,831,697	$7,712,905	$7,481,884	$7,265,673	$7,131,400
___________________________________

(1)	The weighted average credit rating of our Investment-Grade Tenants was BBB+ as of September 30, 2017.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2017 SUPPLEMENTAL INFORMATION

Financial and Operations Statistics and Ratios (unaudited, dollars in thousands)

	Three Months Ended
	September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016
Interest Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$65,821		$66,446		$68,123		$70,830		$76,511
Normalized EBITDA	267,119		268,025		273,345		271,368		285,906
Interest Coverage Ratio	4.06x		4.03x		4.01x		3.83x		3.74x

Fixed Charge Coverage Ratio
Interest Expense, excluding non-cash amortization (1)	$65,821		$66,446		$68,123		$70,830		$76,511
Secured debt principal amortization	2,981		4,563		8,993		6,076		5,734
Dividends attributable to preferred shares	17,973		17,973		17,973		17,973		17,973
Total fixed charges	86,775		88,982		95,089		94,879		100,218
Normalized EBITDA	267,119		268,025		273,345		271,368		285,906
Fixed Charge Coverage Ratio	3.08	x	3.01	x	2.87	x	2.86	x	2.85	x

	September 30, 2017		June 30, 2017		March 31, 2017		December 31, 2016		September 30, 2016
Net Debt Ratios
Adjusted Debt Outstanding (2)	$5,936,439		$6,031,589		$6,277,388		$6,400,896		$6,586,839
Less: cash and cash equivalents	54,363		292,498		285,586		256,452		116,618
Net Debt	5,882,076		5,739,091		5,991,802		6,144,444		6,470,221
Normalized EBITDA annualized	1,068,476		1,072,100		1,093,380		1,085,472		1,143,624
Net Debt to Normalized EBITDA annualized ratio	5.51	x	5.35	x	5.48	x	5.66	x	5.66	x

Net Debt	$5,882,076		$5,739,091		$5,991,802		$6,144,444		$6,470,221
Gross Real Estate Investments	15,336,016		15,157,133		15,367,137		15,507,082		15,815,333
Net Debt Leverage Ratio	38.4%		37.9%		39.0%		39.6%		40.9%

Unencumbered Assets/Real Estate Assets
Unencumbered Gross Real Estate Investments	$11,073,165		$10,541,410		$10,319,871		$10,292,186		$10,394,146
Gross Real Estate Investments	15,336,016		15,157,133		15,367,137		15,507,082		15,815,333
Unencumbered Asset Ratio	72.2%		69.5%		67.2%		66.4%		65.7%
___________________________________

(1)	Refer to the Consolidated Statements of Operations section for interest expense calculated in accordance with GAAP.

(2)	Refer to the Consolidated Balance Sheets section for total debt calculated in accordance with GAAP.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 7

Q3 2017 SUPPLEMENTAL INFORMATION

Key Balance Sheet Metrics and Capital Structure (unaudited, dollars and shares in thousands, except per share amounts)

Common equity	54.3%

Corporate bonds	18.6%

Secured debt	13.6%

Preferred equity	7.0%

Convertible notes	6.5%

Fixed vs. Variable Rate Debt

Fixed	98.4%
Swapped to Fixed	1.3%
Variable	0.3%

VEREIT Capitalization Table
	Wtd. Avg. Maturity (Years)	Rate (1)	September 30, 2017
Diluted shares outstanding			1,000,634
Stock price			$8.29
Implied Equity Market Capitalization			$8,295,256

Series F Perpetual Preferred (2)		6.70%	$1,070,853

Mortgage notes payable (3)	4.5	4.87%	$2,072,725
Secured term loan	0.2	5.81%	13,714
Total secured debt	4.4	4.88%	$2,086,439

2018 convertible notes	0.8	3.00%	597,500
2019 corporate bonds	1.4	3.00%	750,000
2020 convertible notes	3.2	3.75%	402,500
2021 corporate bonds	3.7	4.13%	400,000
2024 corporate bonds	6.4	4.60%	500,000
2026 corporate bonds	8.7	4.88%	600,000
2027 corporate bonds (4)	9.9	3.95%	600,000
Total unsecured debt	4.8	3.84%	$3,850,000

Total Adjusted Debt Outstanding	4.7	4.21%	$5,936,439

Total Capitalization			$15,302,548
Less: Cash and cash equivalents			54,363
Enterprise Value			$15,248,185

Net Debt/Enterprise Value			38.6%
Net Debt/Normalized EBITDA Annualized			5.51	x
Net Debt + Preferred/Normalized EBITDA Annualized			6.51	x
Fixed Charge Coverage Ratio			3.08	x
Liquidity (5)			$2,354,363
___________________________________
(1)Weighted average interest rate for variable rate debt represents the interest rate in effect as of September 30, 2017.
(2)Balance represents 42.8 million shares outstanding at September 30, 2017 multiplied by the liquidation preference of $25 per share.
(3)Omits one mortgage note payable secured by an Excluded Property with Debt Outstanding of $16.2 million and an interest rate of 9.48%.
(4)On August 11, 2017, the Company closed a senior note offering and subsequently used a portion of the proceeds from the offering to repay borrowings under the credit facility's $500.0 million term loan facility (the "Credit Facility Term Loan").
(5)Liquidity represents cash and cash equivalents of $54.4 million and $2.3 billion available capacity on our revolving credit facility.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 8

Q3 2017 SUPPLEMENTAL INFORMATION

Business Model (unaudited)

$14.7 Billion
Book Value of Total Assets

	Retail (1)	Restaurants (1)
A full-service real estate operating company with investment management capability.	2,117 Properties	1,732 Properties

	Industrial & Distribution (1)	Office (1)
	146 Properties	89 Properties

$7.8 Billion

Assets Under Management

Open Offerings
Cole Capital is a combination of Cole Capital distribution and Cole Capital investment management. Cole Capital investment management is a shared resource model with VEREIT.	CCPT V(2) ● Income NAV(2) ● CCIT III(2)

Closed Offerings
CCIT II(2) ● CCPT IV(2) ● TIC & DST(2)

___________________________________

(1)	Omits one Excluded Property and nine properties that consist of billboards, land and parking lots.

(2)	Defined in the "Program Summary" of the Cole REITs and Other Real Estate Programs section.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 9

Q3 2017 SUPPLEMENTAL INFORMATION

Consolidated Balance Sheets (unaudited, in thousands)

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Assets
Real estate investments, at cost:
Land	$2,866,305	$2,858,662	$2,868,447	$2,895,625	$2,946,105
Buildings, fixtures and improvements	10,585,796	10,496,710	10,630,598	10,644,296	10,800,316
Intangible lease assets	2,027,304	2,000,292	2,017,739	2,044,521	2,073,076
Total real estate investments, at cost	15,479,405	15,355,664	15,516,784	15,584,442	15,819,497
Less: accumulated depreciation and amortization	2,784,481	2,623,050	2,494,811	2,331,643	2,188,998
Total real estate investments, net	12,694,924	12,732,614	13,021,973	13,252,799	13,630,499
Investment in unconsolidated entities	44,101	44,931	45,145	46,077	24,711
Investment in direct financing leases, net	33,402	33,892	34,909	39,455	40,785
Investment securities, at fair value	41,677	42,250	42,630	47,215	48,098
Mortgage notes receivable, net	20,510	20,722	22,545	22,764	23,014
Cash and cash equivalents	54,363	292,498	285,586	256,452	116,618
Restricted cash	27,797	40,995	46,712	45,018	61,828
Intangible assets, net	12,173	16,319	20,464	24,609	30,849
Rent and tenant receivables and other assets, net	336,938	349,013	346,898	330,705	339,529
Goodwill	1,462,585	1,462,585	1,462,585	1,462,203	1,602,610
Due from affiliates, net	6,638	8,085	15,007	21,349	20,883
Real estate assets held for sale, net	1,625	4,136	12,081	38,928	118,396
Total assets	$14,736,733	$15,048,040	$15,356,535	$15,587,574	$16,057,820

Liabilities and Equity
Mortgage notes payable and other debt, net	$2,115,633	$2,381,031	$2,586,917	$2,671,106	$2,861,210
Corporate bonds, net	2,820,164	2,228,422	2,227,307	2,226,224	2,225,157
Convertible debt, net	981,490	978,738	976,031	973,340	970,691
Credit facility, net	—	497,718	497,148	496,578	496,008
Below-market lease liabilities, net	204,051	209,566	217,721	224,023	229,340
Accounts payable and accrued expenses	152,413	149,309	135,817	146,137	139,150
Deferred rent, derivative and other liabilities	63,876	70,735	68,196	68,039	89,154
Distributions payable	172,129	168,953	165,765	162,578	159,415
Due to affiliates	8	89	7	16	—
Total liabilities	6,509,764	6,684,561	6,874,909	6,968,041	7,170,125

Series F preferred stock	428	428	428	428	428
Common stock	9,742	9,742	9,742	9,741	9,742
Additional paid-in capital	12,648,967	12,645,309	12,642,099	12,640,171	12,637,049
Accumulated other comprehensive loss	(3,330)	(1,928)	(1,795)	(2,556)	(4,687)
Accumulated deficit	(4,592,533)	(4,456,708)	(4,338,029)	(4,200,423)	(3,933,092)
Total stockholders' equity	8,063,274	8,196,843	8,312,445	8,447,361	8,709,440
Non-controlling interests	163,695	166,636	169,181	172,172	178,255
Total equity	8,226,969	8,363,479	8,481,626	8,619,533	8,887,695
Total liabilities and equity	$14,736,733	$15,048,040	$15,356,535	$15,587,574	$16,057,820

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2017 SUPPLEMENTAL INFORMATION

Consolidated Statements of Operations (unaudited, in thousands, except per share data)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Revenues:
Rental income	$282,341	$286,291	$293,739	$299,231	$303,383
Direct financing lease income	376	403	433	457	494
Operating expense reimbursements	23,826	21,551	26,726	27,593	27,969
Cole Capital revenue	27,185	28,685	27,131	24,588	31,069
Total revenues	333,728	336,930	348,029	351,869	362,915
Operating expenses:
Cole Capital reallowed fees and commissions	2,373	2,874	2,660	2,234	5,897
Acquisition-related	909	756	617	948	90
Litigation, merger and other non-routine costs, net of insurance recoveries	9,507	14,411	12,875	1,512	4,630
Property operating	30,645	31,627	34,016	36,596	34,820
General and administrative	29,796	29,411	29,148	44,353	29,761
Depreciation and amortization	176,523	184,288	183,152	191,360	195,173
Impairments	6,363	17,769	6,725	127,537	6,872
Total operating expenses	256,116	281,136	269,193	404,540	277,243
Operating income (loss)	77,612	55,794	78,836	(52,671)	85,672
Other (expense) income:
Interest expense	(71,708)	(73,621)	(73,743)	(74,613)	(79,869)
Gain (loss) on extinguishment and forgiveness of debt, net	9,756	9,005	(70)	980	(2,003)
Other income, net	1,907	1,835	798	2,013	1,744
Equity in income (loss) of unconsolidated entities	374	513	(82)	(903)	212
Gain (loss) on derivative instruments, net	1,294	592	824	2,095	(2,023)
Total other expenses, net	(58,377)	(61,676)	(72,273)	(70,428)	(81,939)
Income (loss) before taxes and real estate dispositions	19,235	(5,882)	6,563	(123,099)	3,733
(Loss) gain on disposition of real estate and held for sale assets, net	(688)	42,639	12,481	(199)	28,111
Income (loss) before taxes	18,547	36,757	19,044	(123,298)	31,844
(Provision for) benefit from income taxes	(2,053)	(2,571)	(4,254)	5,075	(1,598)
Net income (loss)	16,494	34,186	14,790	(118,223)	30,246
Net (income) loss attributable to non-controlling interests	(400)	(778)	(352)	2,805	(751)
Net income (loss) attributable to the General Partner	$16,094	$33,408	$14,438	$(115,418)	$29,495

Basic and diluted net (loss) income per share attributable to common stockholders and limited partners	$(0.00)	$0.02	$(0.00)	$(0.14)	$0.01

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2017 SUPPLEMENTAL INFORMATION

Consolidated FFO and AFFO (unaudited, in thousands, except share and per share data)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Net income (loss)	$16,494	$34,186	$14,790	$(118,223)	$30,246
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,973)	(17,973)	(17,973)
Loss (gain) on disposition of real estate assets, net	688	(42,639)	(12,481)	199	(28,111)
Depreciation and amortization of real estate assets	171,576	179,433	178,295	182,190	187,898
Impairment of real estate	6,363	17,769	6,725	6,606	6,872
Proportionate share of adjustments for unconsolidated entities	565	667	709	742	540
FFO attributable to common stockholders and limited partners	$177,713	$171,443	$170,065	$53,541	$179,472

Acquisition-related expenses	909	756	617	948	90
Litigation, merger and other non-routine costs, net of insurance recoveries	9,507	14,411	12,875	1,512	4,630
Impairment of intangible assets	—	—	—	120,931	—
Gain on investment securities	—	(65)	—	—	—
(Gain) loss on derivative instruments, net	(1,294)	(592)	(824)	(2,095)	2,023
Amortization of premiums and discounts on debt and investments, net	(1,442)	(1,700)	(847)	(2,684)	(3,553)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,210	1,703	1,305	1,220	1,632
Net direct financing lease adjustments	491	464	621	544	571
Amortization and write-off of deferred financing costs	6,028	6,327	6,347	6,417	6,878
Amortization of management contracts	4,146	4,146	4,146	6,240	6,240
Deferred tax expense (benefit) (1)	6,277	(4,318)	1,649	(9,203)	6,941
(Gain) loss on extinguishment and forgiveness of debt, net	(9,756)	(9,005)	70	(980)	2,003
Straight-line rent, net of bad debt expense related to straight-line rent	(9,955)	(10,870)	(12,797)	(13,163)	(12,319)
Equity-based compensation expense	3,664	4,448	3,111	3,631	2,588
Other amortization and non-cash charges	739	627	634	2,873	929
Proportionate share of adjustments for unconsolidated entities	(2)	48	55	835	(17)
Adjustment for Excluded Properties	2,625	3,045	294	—	—
AFFO attributable to common stockholders and limited partners	$190,860	$180,868	$187,321	$170,567	$198,108

Weighted-average shares outstanding - basic	974,167,088	974,160,295	973,849,610	973,681,227	943,480,170
Limited Partner OP Units and effect of dilutive securities (2)	24,258,683	23,969,333	24,402,139	24,319,992	25,206,373
Weighted-average shares outstanding - diluted (3)	998,425,771	998,129,628	998,251,749	998,001,219	968,686,543

FFO attributable to common stockholders and limited partners per diluted share (4)	$0.178	$0.172	$0.170	$0.054	$0.185
AFFO attributable to common stockholders and limited partners per diluted share (4)	$0.191	$0.181	$0.188	$0.171	$0.205
___________________________________

(1)
This adjustment represents the non-current portion of the provision for or benefit from income taxes in order to show only the current portion of the provision for or benefit from income taxes as an impact to AFFO.

(2)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

(4)	Refer to the Consolidated Statements of Operations section for basic and diluted net loss per share attributable to common stockholders.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 12

Q3 2017 SUPPLEMENTAL INFORMATION

Consolidated EBITDA and Normalized EBITDA (unaudited, in thousands)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Net income (loss)	$16,494	$34,186	$14,790	$(118,223)	$30,246
Adjustments:
Interest expense	71,708	73,621	73,743	74,613	79,869
Depreciation and amortization	176,523	184,288	183,152	191,360	195,173
Provision for (benefit from) income taxes	2,053	2,571	4,254	(5,075)	1,598
Proportionate share of adjustments for unconsolidated entities	845	1,023	1,246	1,299	959
EBITDA	$267,623	$295,689	$277,185	$143,974	$307,845
Loss (gain) on disposition of real estate assets, net	688	(42,639)	(12,481)	199	(28,111)
Impairments	6,363	17,769	6,725	127,537	6,872
Acquisition-related expenses	909	756	617	948	90
Litigation, merger and other non-routine costs, net of insurance recoveries	9,507	14,411	12,875	1,512	4,630
Gain on investment securities	—	(65)	—	—	—
(Gain) loss on derivative instruments, net	(1,294)	(592)	(824)	(2,095)	2,023
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,210	1,703	1,305	1,220	1,632
(Gain) loss on extinguishment and forgiveness of debt, net	(9,756)	(9,005)	70	(980)	2,003
Net direct financing lease adjustments	491	464	621	544	571
Straight-line rent, net of bad debt expense related to straight-line rent	(9,955)	(10,870)	(12,797)	(13,163)	(12,319)
Program development costs write-off	110	—	—	11,054	845
Other amortization and non-cash charges	(61)	(57)	861	(107)	(139)
Proportionate share of adjustments for unconsolidated entities	(39)	(11)	(48)	725	(36)
Adjustment for Excluded Properties	1,323	472	(764)	—	—
Normalized EBITDA	$267,119	$268,025	$273,345	$271,368	$285,906

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 13

Real Estate Investments

THE HOME DEPOT
CALIFORNIA'S HOME IMPROVEMENT WAREHOUSE
Walmart
Pizza Hut
express
TACO BELL
FAMILY DOLLAR
BEST BUY
FedEx

www.VEREIT.com

VEREIT

Quarterly Supplemental Information

Third Quarter 2017

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 14

Q3 2017 SUPPLEMENTAL INFORMATION

Statements of Operations - REI Segment (unaudited, in thousands)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Revenues:
Rental income	$282,341	$286,291	$293,739	$299,231	$303,383
Direct financing lease income	376	403	433	457	494
Operating expense reimbursements	23,826	21,551	26,726	27,593	27,969
Total real estate investment revenues	306,543	308,245	320,898	327,281	331,846
Operating expenses:
Acquisition-related	909	720	617	923	90
Litigation, merger and other non-routine costs, net of insurance recoveries	9,507	14,411	12,875	1,512	4,630
Property operating	30,645	31,627	34,016	36,596	34,820
General and administrative	13,075	14,294	12,560	13,267	12,069
Depreciation and amortization	171,576	179,433	178,297	182,190	187,897
Impairment of real estate	6,363	17,769	6,725	6,606	6,872
Total operating expenses	232,075	258,254	245,090	241,094	246,378
Operating income	74,468	49,991	75,808	86,187	85,468
Other (expense) income:
Interest expense	(71,708)	(73,621)	(73,743)	(74,613)	(79,869)
Gain (loss) on extinguishment and forgiveness of debt	9,756	9,005	(70)	980	(2,003)
Other income, net	1,405	1,759	670	1,856	1,649
Equity in income (loss) of unconsolidated entities	374	513	(82)	(903)	212
Gain (loss) on derivative instruments, net	1,294	592	824	2,095	(2,023)
Total other expenses, net	(58,879)	(61,752)	(72,401)	(70,585)	(82,034)
Income (loss) before taxes and real estate dispositions	15,589	(11,761)	3,407	15,602	3,434
(Loss) gain on disposition of real estate and held for sale assets, net	(688)	42,639	12,481	(199)	28,111
Income before taxes	14,901	30,878	15,888	15,403	31,545
Provision for income taxes	(1,185)	(1,146)	(3,108)	(1,415)	(1,539)
Net income	$13,716	$29,732	$12,780	$13,988	$30,006

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 15

Q3 2017 SUPPLEMENTAL INFORMATION

FFO and AFFO - REI Segment (unaudited, in thousands, except share and per share data)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Net income	$13,716	$29,732	$12,780	$13,988	$30,006
Dividends on non-convertible preferred stock	(17,973)	(17,973)	(17,973)	(17,973)	(17,973)
Loss (gain) on disposition of real estate assets, net	688	(42,639)	(12,481)	199	(28,111)
Depreciation and amortization of real estate assets	171,576	179,433	178,295	182,190	187,898
Impairment of real estate	6,363	17,769	6,725	6,606	6,872
Proportionate share of adjustments for unconsolidated entities	565	667	709	742	540
FFO attributable to common stockholders and limited partners	$174,935	$166,989	$168,055	$185,752	$179,232

Acquisition-related expenses	909	720	617	923	90
Litigation and other non-routine costs, net of insurance recoveries	9,507	14,411	12,875	1,512	4,630
Gain on investment securities	—	(65)	—	—	—
(Gain) loss on derivative instruments, net	(1,294)	(592)	(824)	(2,095)	2,023
Amortization of premiums and discounts on debt and investments, net	(1,442)	(1,700)	(847)	(2,684)	(3,553)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,210	1,703	1,305	1,220	1,632
Net direct financing lease adjustments	491	464	621	544	571
Amortization and write-off of deferred financing costs	6,028	6,327	6,347	6,417	6,878
(Gain) loss on extinguishment and forgiveness of debt, net	(9,756)	(9,005)	70	(980)	2,003
Straight-line rent, net of bad debt expense related to straight-line rent	(9,955)	(10,870)	(12,797)	(13,163)	(12,319)
Equity-based compensation expense	2,000	2,783	1,664	1,523	1,201
Other amortization and non-cash charges	—	—	2	—	—
Proportionate share of adjustments for unconsolidated entities	(2)	48	55	835	(17)
Adjustment for Excluded Properties	2,625	3,045	294	—	—
AFFO attributable to common stockholders and limited partners	$175,256	$174,258	$177,437	$179,804	$182,371

Weighted-average shares outstanding - basic	974,167,088	974,160,295	973,849,610	973,681,227	943,480,170
Limited Partner OP Units and effect of dilutive securities (1)	24,258,683	23,969,333	24,402,139	24,319,992	25,206,373
Weighted-average shares outstanding - diluted (2)	998,425,771	998,129,628	998,251,749	998,001,219	968,686,543

FFO attributable to common stockholders and limited partners per diluted share	$0.175	$0.167	$0.168	$0.186	$0.185
AFFO attributable to common stockholders and limited partners per diluted share	$0.176	$0.175	$0.178	$0.180	$0.188
___________________________________

(1)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(2)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 16

Q3 2017 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - REI Segment (unaudited, in thousands)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Net income	$13,716	$29,732	$12,780	$13,988	$30,006
Adjustments:
Interest expense	71,708	73,621	73,743	74,613	79,869
Depreciation and amortization	171,576	179,433	178,297	182,190	187,897
Provision for income taxes	1,185	1,146	3,108	1,415	1,539
Proportionate share of adjustments for unconsolidated entities	845	1,023	1,246	1,299	959
EBITDA	$259,030	$284,955	$269,174	$273,505	$300,270
Loss (gain) on disposition of real estate assets, net	688	(42,639)	(12,481)	199	(28,111)
Impairment of real estate assets	6,363	17,769	6,725	6,606	6,872
Acquisition-related expenses	909	720	617	923	90
Litigation, merger and other non-routine costs, net of insurance recoveries	9,507	14,411	12,875	1,512	4,630
Gain on investment securities	—	(65)	—	—	—
(Gain) loss on derivative instruments, net	(1,294)	(592)	(824)	(2,095)	2,023
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,210	1,703	1,305	1,220	1,632
(Gain) loss on extinguishment and forgiveness of debt, net	(9,756)	(9,005)	70	(980)	2,003
Net direct financing lease adjustments	491	464	621	544	571
Straight-line rent, net of bad debt expense related to straight-line rent	(9,955)	(10,870)	(12,797)	(13,163)	(12,319)
Other amortization and non-cash charges	1	25	938	(50)	(32)
Proportionate share of adjustments for unconsolidated entities	(39)	(11)	(48)	725	(36)
Adjustment for Excluded Properties	1,323	472	(764)	—	—
Normalized EBITDA	$258,478	$257,337	$265,411	$268,946	$277,593

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 17

Q3 2017 SUPPLEMENTAL INFORMATION

Net Operating Income - REI Segment (unaudited, dollars in thousands)

REI Segment NOI and Cash NOI

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Rental income - as reported (1)	$282,341	$286,291	$293,739	$299,231	$303,383
Direct financing lease income - as reported	376	403	433	457	494
Operating expense reimbursements - as reported	23,826	21,551	26,726	27,593	27,969
Property operating expense - as reported	(30,645)	(31,627)	(34,016)	(36,596)	(34,820)
NOI	275,898	276,618	286,882	290,685	297,026
Adjustments:
Straight-line rent, net of bad debt expense related to straight-line rent	(9,955)	(10,870)	(12,797)	(13,163)	(12,319)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,210	1,703	1,305	1,220	1,632
Net direct financing lease adjustments	491	464	621	544	571
Adjustment for Excluded Properties	1,323	447	(780)	—	—
Cash NOI	$268,967	$268,362	$275,231	$279,286	$286,910
___________________________________

(1)
Rental income includes percentage rent of $1.6 million, $1.2 million, $2.0 million, $1.3 million and $1.2 million for the three months ended September 30, 2017, June 30, 2017, March 31, 2017, December 31, 2016, and September 30, 2016, respectively.

Normalized Cash NOI

Three Months Ended
September 30, 2017
Cash NOI	$268,967
Adjustments for intra-quarter acquisitions and dispositions (1)	1,207
Normalized Cash NOI	$270,174
___________________________________

(1)
For properties acquired during the three months ended September 30, 2017, the adjustment eliminates Cash NOI for such properties and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. For properties disposed of during the three months ended September 30, 2017, the adjustment eliminates Cash NOI for the period.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 18

Q3 2017 SUPPLEMENTAL INFORMATION

Same Store Contract Rental Revenue (unaudited, dollars in thousands)

The Company reviews the stabilized operating results from properties that we refer to as "same store." In determining the same store property pool, we include Operating Properties that were owned for the entirety of both the current and prior reporting periods, except for properties that during the current or prior year were under development or redevelopment. The following tables show the Company's same store portfolio statistics, which included 4,019(1) Operating Properties, with 87.7 million aggregate square feet, acquired prior to July 1, 2016 and owned through September 30, 2017:

	Three Months Ended September 30,		Increase/(Decrease)
	2017	2016	$ Change	% Change
Contract Rental Revenue	$268,844	$268,702	$142	0.1%
Economic Occupancy Rate	98.9%	99.2%	N/A	N/A

		Contract Rental Revenue
	Number of	Three Months Ended September 30,		Increase/(Decrease)
	Properties	2017	2016	$ Change	% Change
Retail	2,070	$109,579	$109,891	$(312)	(0.3)%
Restaurant	1,710	59,724	59,763	(39)	(0.1)%
Industrial and distribution	141	42,599	42,271	328	0.8%
Office	89	56,811	56,649	162	0.3%	(3)
Other (2)	9	131	128	3	2.3%
Total	4,019	$268,844	$268,702	$142	0.1%	(3)
___________________________________

(1)	Development and expansion properties are included in the same store population if the placed in service date was prior to July 1, 2016.

(2)	Other properties include billboards, land and parking lots.

(3)
Excluding the impact of certain early office lease renewal efforts, office same store rent increased 1.3% and total same store rent increased 0.3% during the three months ended September 30, 2017, as compared to the same quarter in 2016.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 19

Q3 2017 SUPPLEMENTAL INFORMATION

Debt Outstanding and Preferred Equity Summary (unaudited, dollars in thousands)

Principal Payments Due	Total	Remaining 2017	2018	2019	2020	2021	2022	2023	Thereafter
Mortgage notes payable (1)	$2,072,725	$17,781	$67,603	$223,171	$265,582	$353,274	$315,266	$157,887	$672,161
Credit Facility	—	—	—	—	—	—	—	—	—
Corporate bonds (2)	2,850,000	—	—	750,000	—	400,000	—	—	1,700,000
Convertible notes	1,000,000	—	597,500	—	402,500	—	—	—	—
Secured term loan	13,714	—	13,714	—	—	—	—	—	—
Total Adjusted Debt Outstanding	$5,936,439	$17,781	$678,817	$973,171	$668,082	$753,274	$315,266	$157,887	$2,372,161

Debt Type	Percentage of Debt Outstanding	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Mortgage notes payable (1)	34.9%	4.87%	4.5
Corporate bonds	48.0%	4.03%	5.9
Convertible notes	16.9%	3.30%	1.8
Secured term loan	0.2%	5.81%	0.2
Total	100.0%	4.21%	4.7

Debt Type	Percentage of Debt Outstanding	Weighted-Average Effective Interest Rate	Weighted-Average Years to Maturity
Total unsecured debt	64.9%	3.84%	4.8
Total secured debt	35.1%	4.88%	4.4
Total	100.0%	4.21%	4.7

Total fixed-rate debt (3)	99.7%	4.21%	4.7
Total variable-rate debt	0.3%	4.54%	—
Total	100.0%	4.21%	4.7

Preferred Equity	Balance (4)	Percent of Total Preferred Equity	Dividend Rate
Series F preferred stock	$1,070,853	100.00%	6.7%
___________________________________

(1)	Omits one mortgage note payable secured by an Excluded Property with Debt Outstanding of $16.2 million and an interest rate of 9.48%.

(2)
On August 11, 2017, the Company closed a senior note offering, consisting of $600.0 million aggregate principal amount of the Operating Partnership’s 3.950% Senior Notes due 2027. The Company subsequently used a portion of the proceeds from the offering to repay borrowings under its $500.0 million Credit Facility Term Loan.

(3)	Includes $79.2 million of variable-rate debt with its interest rate fixed by way of an interest rate swap agreement.

(4)	Balance represents 42.8 million shares outstanding at September 30, 2017 multiplied by the liquidation preference of $25 per share.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 20

Q3 2017 SUPPLEMENTAL INFORMATION

Debt and Preferred Equity Summary (cont.) (unaudited, dollars in millions)

___________________________________

(1)	Omits one mortgage note payable secured by an Excluded Property with Debt Outstanding of $16.2 million and an interest rate of 9.48%.

(2)
On August 11, 2017, the Company closed a senior note offering, consisting of $600.0 million aggregate principal amount of the Operating Partnership’s 3.950% Senior Notes due 2027. The Company subsequently used a portion of the proceeds from the offering to repay borrowings under its $500.0 million Credit Facility Term Loan.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 21

Q3 2017 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (unaudited, dollars in thousands)

Lender	Maturity		Adjusted Debt Outstanding As Of September 30, 2017	Coupon Rate		Effective Rate (1)	Payment Terms (2)
Cantor Commercial Real Estate Lending, L.P.	01/06/24		$465,000	4.97%		4.97%	I/O
Cantor Commercial Real Estate Lending, L.P.	01/06/24		155,000	4.97%		4.97%	I/O
JPMorgan Chase Bank, N.A.	09/01/20	(3)	96,697	5.55%		5.55%	P&I
Wells Fargo Bank, National Association	03/01/23	(3)	74,250	4.23%		4.23%	I/O
Wells Fargo Bank, National Association	07/01/22	(3)	68,110	4.54%		4.54%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	06/06/20		61,823	5.73%		5.73%	P&I
Wells Fargo Bank, National Association	05/01/21		60,450	5.54%		5.54%	I/O
PNC Bank, National Association	01/01/19		59,500	4.10%		4.10%	I/O
Citigroup Global Markets Realty Corp	05/06/22		54,300	6.05%		6.05%	I/O
Capital One, N.A.	11/20/19		51,400	1mo. Libor + 1.95%	(4)	3.27%	I/O through 11/01/2017, then P&I
American General Life Insurance Company	11/01/21		51,250	5.25%		5.25%	I/O
JPMorgan Chase Bank, N.A.	05/01/21		46,910	5.53%		5.53%	I/O
Goldman Sachs Commercial Mortgage Capital, L.P.	05/06/21	(3)	46,670	5.92%		5.92%	I/O
People's United Bank	04/01/21		41,704	5.55%		5.55%	P&I
Wells Fargo Bank, National Association	06/01/22	(3)	41,000	4.73%		4.73%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	01/01/23		40,800	4.46%		4.46%	I/O
JPMorgan Chase Bank, N.A.	06/01/20		40,393	5.71%		5.71%	P&I
JPMorgan Chase Bank, N.A.	11/01/19	(3)	38,500	4.10%		4.10%	I/O
The Royal Bank of Scotland Plc	01/01/21		34,000	5.48%		5.48%	I/O
Goldman Sachs Mortgage Company	12/06/20		31,500	5.25%		5.25%	I/O
Oritani Bank	05/01/24		30,050	3.25%		3.25%	I/O through 05/01/2019, then P&I
Goldman Sachs Mortgage Company	12/06/20		30,000	5.25%		5.25%	I/O
Jackson National Life Insurance Company	10/01/18	(3)	29,450	4.25%		4.25%	I/O
German American Capital Corporation	10/06/22	(3)	29,160	4.48%		4.48%	I/O
German American Capital Corporation	10/06/22	(3)	28,440	4.48%		4.48%	I/O
BOKF, NA dba Bank of Oklahoma	07/29/18		27,807	1mo. Libor + 2.75%	(4)	4.10%	P&I
PNC Bank, National Association	06/01/22		27,750	4.22%		4.22%	I/O
GS Commercial Real Estate LP	08/06/19	(3)	27,725	4.73%		4.73%	I/O
Jackson National Life Insurance Company	07/01/19		27,200	3.10%		3.10%	I/O
PNC Bank, National Association	09/01/22		27,173	4.00%		4.00%	P&I
John Hancock Life Insurance Company	10/03/22		22,500	4.04%		4.04%	I/O
Aviva Life and Annuity Company	07/01/21		19,600	5.02%		5.02%	I/O through 07/01/2019, then P&I
The Variable Annuity Life Insurance Company	01/01/23		19,525	4.00%		4.00%	I/O
Morgan Stanley Mortgage Capital Holdings LLC	05/10/21		19,513	5.67%		5.67%	I/O
Oritani Bank	05/01/24		18,889	3.25%		3.25%	I/O through 05/01/2019, then P&I
German American Capital Corp	06/06/22		18,877	4.60%		4.60%	P&I
The Royal Bank of Scotland Plc	03/01/21		18,100	5.88%		5.88%	I/O
JPMorgan Chase Bank, National Association	05/01/21	(3)	15,470	5.54%		5.54%	P&I
Amegy Bank, National Association	10/18/17		15,444	1mo. Libor + 2.95%		3.79%	P&I
Oritani Bank	01/01/23		15,000	3.75%		3.75%	I/O through 01/01/2018, then P&I
JPMorgan Chase Bank, N.A.	07/01/20		11,056	5.50%		5.50%	P&I

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 22

Q3 2017 SUPPLEMENTAL INFORMATION

Mortgage Notes Payable (cont.) (unaudited, dollars in thousands)

Lender	Maturity	Adjusted Debt Outstanding As Of September 30, 2017		Coupon Rate	Effective Rate (1)	Payment Terms (2)
40/86 Mortgage Capital, Inc.	01/01/19	$10,050		5.00%	5.00%	I/O
Monumental Life Insurance Company	04/01/23	9,363		3.95%	3.95%	P&I
Transamerica Life Insurance Company	08/01/30	6,822		5.57%	5.57%	P&I
Transamerica Life Insurance Company	08/01/30	6,078		5.32%	5.32%	P&I
Capital Lease Funding, LLC	07/15/18	1,279		7.20%	7.20%	P&I
US Bank National Association	04/15/19	801		5.40%	5.40%	P&I
Transamerica Life Insurance Company	08/01/30	346		5.93%	5.93%	P&I
		$2,072,725	(5)		4.87%
___________________________________

(1)	Represents interest rate in effect at September 30, 2017. For loans subject to interest rate swaps, this represents the all-in fixed interest rate.

(2)	I/O means interest only is due monthly with the principal due at maturity. P&I means both principal and interest are due monthly.

(3)
The maturity date shown represents the anticipated maturity date of the loan as specified in the loan agreement. Should the loan not be repaid at the anticipated maturity date, the applicable interest rate will increase as specified in the loan agreement.

(4)	Variable-rate loan fixed by way of interest rate swap agreement.

(5)	Omits one mortgage note payable secured by an Excluded Property with Debt Outstanding of $16.2 million and an interest rate of 9.48%.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 23

Q3 2017 SUPPLEMENTAL INFORMATION

Credit Facility and Corporate Bond Covenants (unaudited)

The following is a summary of key financial covenants for the Company's unsecured credit facility and corporate bonds, as defined and calculated per the terms of the facility's credit agreement and the bonds' governing documents, respectively. These calculations, which are not based on U.S. GAAP measurements, are presented to investors to show that the Company is in compliance with the financial covenants and are not measures of our liquidity or performance. As of September 30, 2017, the Company believes it is in compliance with these covenants based on the covenant limits and calculations in place at that time.

Unsecured Credit Facility Key Covenants	Required	September 30, 2017
Minimum tangible net worth	≥ $5.5B	$9.5B
Ratio of total indebtedness to total asset value	≤ 60%	37.8%
Ratio of adjusted EBITDA to fixed charges	≥ 1.5x	2.88x
Ratio of secured indebtedness to total asset value	≤ 45%	13.2%
Ratio of unsecured indebtedness to unencumbered asset value	≤ 60%	33.3%
Ratio of unencumbered adjusted NOI to unsecured interest expense	≥ 1.75x	5.28x
Minimum unencumbered asset value	≥ $8.0B	$11.4B

Corporate Bond Key Covenants	Required	September 30, 2017
Limitation on incurrence of total debt	≤ 65%	37.6%
Limitation on incurrence of secured debt	≤ 40%	13.4%
Debt service coverage	≥ 1.5x	4.15x
Maintenance of total unencumbered assets	≥ 150%	297.7%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 24

Q3 2017 SUPPLEMENTAL INFORMATION

Acquisitions and Dispositions (unaudited, square feet and dollars in thousands)

Acquisitions
The following table summarizes the Company's property acquisition activity during the three months ended September 30, 2017.

Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (1)	Weighted Average Cash Cap Rate	Purchase Price
Industrial	3	1,813	14.9	6.4%	$100,800
Retail	8	691	19.9	7.4%	148,107
Total acquisitions	11	2,504	17.9	7.0%	$248,907

Dispositions
The following table summarizes the Company's property disposition activity and the related gains/losses during the three months ended September 30, 2017.

Property Type	Number of Properties	Square Feet	Weighted Average Lease Term (Years) (2)	Weighted Average Cash Cap Rate (3)	Sale Price	Gain (Loss)
Office	1	86	10.1	N/A	$4,920	$277
Industrial	2	890	2.7	8.9%	24,000	(3,004)
Red Lobster - GGC Participation (4)	4	29	20.8	7.0%	17,336	1,782
Other restaurants	8	42	7.2	7.8%	6,460	219
Vacant (5)	6	306	N/A	N/A	12,490	(749)
Other (6)	4	692	5.1	N/A	150	787	(7)
Total dispositions	25	2,045	9.9	7.6%	$65,356	$(688)
Held for sale assets						—
Total loss on disposition of real estate, net						$(688)
___________________________________

(1)	Represents the remaining lease term from the date of acquisition.

(2)	Represents the remaining lease term from the date of sale.

(3)
Excludes certain properties' cash cap rates considered not meaningful due to factors such as physical and economic vacancy or short remaining lease terms. Of the $65.4 million of dispositions, the total weighted average cash cap rate of 7.6% represents $28.1 million.

(4)
The Red Lobster properties were sold under an agreement with the tenant, under which the tenant received a portion of the sales proceeds. The sales price and cash cap rate presented are based on our proceeds after making the participation payment to the tenant. The cash cap rate on the gross sales price of $20.3 million was 5.9%.

(5)	Represents one office, one industrial, one retail, and three restaurant properties.

(6)
Includes two former Excluded Properties, each transferred to the lender for no proceeds, to satisfy the related mortgage loans, and one restaurant property relinquished to the ground lessor upon termination of the ground lease, and one land property. Gain (loss) amounts also include partial condemnations or easements related to certain properties and post-closing adjustments.

(7)
Excludes the aggregate gain relating to the properties transferred to the lender of $11.5 million, which is included in gain (loss) on extinguishment and forgiveness of debt, net in the Consolidated Statements of Operations.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 25

Q3 2017 SUPPLEMENTAL INFORMATION

Diversification Statistics: Real Estate Portfolio (unaudited, percentages based on portfolio Annualized Rental Income)

___________________________________________________
___________________________________________________

___________________________________________________
___________________________________________________

Statistics (square feet in thousands)

Operating Properties	4,093
Rentable Square Feet	92,228
Economic Occupancy Rate	99.0%
Weighted Average Remaining Lease Term	9.5
Investment-Grade Tenants	40.1%
Flat leases	21.4%
NNN leases	63.1%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 26

Q3 2017 SUPPLEMENTAL INFORMATION

Top 10 Concentrations: Real Estate Portfolio (unaudited, square feet and dollars in thousands)

Tenant Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	26	2,115	2.3%	$77,549	6.8%	B-
Walgreens	104	1,506	1.6%	37,881	3.3%	BBB
Family Dollar	151	3,372	3.7%	36,869	3.2%	BB+
Dollar General	406	3,758	4.1%	34,552	3.0%	BBB
CVS	97	1,378	1.5%	31,165	2.7%	BBB+
FedEx	47	3,299	3.6%	30,943	2.7%	BBB
Albertson's	33	1,923	2.1%	23,633	2.1%	B+
BJ's Wholesale Club	3	2,223	2.4%	19,563	1.7%	B-
Citizens Bank	166	802	0.9%	19,482	1.7%	A-
Petsmart	13	870	0.9%	17,888	1.6%	B
Total	1,046	21,246	23.1%	$329,525	28.8%

Tenant Industry Concentration	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Restaurants - Casual Dining	349	4,691	5.1%	$163,318	14.3%
Manufacturing	55	17,460	18.9%	116,434	10.2%
Restaurants - Quick Service	836	3,370	3.7%	100,966	8.8%
Retail - Discount	595	10,165	11.0%	91,997	8.1%
Retail - Pharmacy	241	3,592	3.9%	82,809	7.3%
Retail - Grocery & Supermarket	87	5,518	6.0%	59,009	5.2%
Finance	284	2,667	2.9%	58,502	5.1%
Retail - Home & Garden	102	7,249	7.9%	52,243	4.6%
Professional Services	56	3,612	3.9%	47,874	4.2%
Retail - Motor Vehicle	180	5,979	6.5%	40,520	3.5%
Total	2,785	64,303	69.8%	$813,672	71.3%

Geographic Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Texas	557	10,790	11.7%	$147,384	12.9%
Florida	255	4,565	4.9%	64,767	5.7%
Ohio	295	8,207	8.9%	64,464	5.6%
Illinois	161	4,533	4.9%	62,154	5.4%
Pennsylvania	161	5,512	6.0%	54,647	4.8%
California	76	3,789	4.1%	50,620	4.4%
Georgia	190	3,833	4.2%	44,795	3.9%
Michigan	185	2,196	2.4%	39,279	3.4%
Indiana	135	4,101	4.4%	38,015	3.3%
North Carolina	163	3,233	3.5%	36,313	3.2%
Total	2,178	50,759	55.0%	$602,438	52.6%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 27

Q3 2017 SUPPLEMENTAL INFORMATION

Metropolitan Statistical Area (MSA) Concentration	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Chicago, IL	101	3,994	4.3%	$52,157	4.6%
Dallas, TX	113	3,461	3.8%	48,701	4.3%
Houston, TX	91	2,598	2.8%	28,305	2.5%
Atlanta, GA	89	2,752	3.0%	28,153	2.5%
Philadelphia, PA	50	2,005	2.2%	26,778	2.3%
New York, NY	25	1,132	1.2%	25,585	2.2%
Boston, MA	28	1,819	2.0%	24,940	2.2%
Phoenix, AZ	46	1,147	1.2%	22,007	1.9%
Cincinnati, OH	43	2,252	2.4%	18,095	1.6%
Washington, DC	23	613	0.7%	17,161	1.5%
Total	609	21,773	23.6%	$291,882	25.6%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 28

Q3 2017 SUPPLEMENTAL INFORMATION

Tenants Comprising Over 1% of Annualized Rental Revenue (unaudited, square feet and dollars in thousands)

Tenant	Number of Leases	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio	Investment Rating
Red Lobster	26	2,115	2.3%	$77,549	6.8%	B-
Walgreens	104	1,506	1.6%	37,881	3.3%	BBB
Family Dollar	151	3,372	3.7%	36,869	3.2%	BB+
Dollar General	406	3,758	4.1%	34,552	3.0%	BBB
CVS	97	1,378	1.5%	31,165	2.7%	BBB+
FedEx	47	3,299	3.6%	30,943	2.7%	BBB
Albertson's	33	1,923	2.1%	23,633	2.1%	B+
BJ's Wholesale Club	3	2,223	2.4%	19,563	1.7%	B-
Citizens Bank	166	802	0.9%	19,482	1.7%	A-
Petsmart	13	870	0.9%	17,888	1.6%	B
L.A. Fitness	21	906	1.0%	17,444	1.5%	B+
Goodyear	10	4,728	5.1%	16,550	1.5%	BB
Tractor Supply	59	1,235	1.3%	16,005	1.4%	NR
Amazon	3	3,048	3.3%	14,159	1.2%	AA-
Advance Auto Parts	106	736	0.8%	12,099	1.1%	BBB-
Home Depot	11	1,695	1.8%	11,463	1.0%	A
Total	1,256	33,594	36.4%	$417,245	36.5%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 29

Q3 2017 SUPPLEMENTAL INFORMATION

Diversification: Tenant Industry (unaudited, square feet and dollars in thousands)

Industry	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Administration & Support Services	4	426	0.5%	$4,003	0.4%
Agricultural	2	137	0.1%	1,245	0.1%
Education	5	218	0.2%	2,155	0.2%
Entertainment & Recreation	23	955	1.0%	18,833	1.7%
Finance	284	2,667	2.9%	58,502	5.1%
Government & Public Services	21	899	1.0%	18,684	1.6%
Healthcare	10	1,055	1.1%	16,485	1.4%
Information & Communication	12	507	0.6%	7,767	0.7%
Insurance	11	1,309	1.4%	25,647	2.2%
Logistics	51	4,120	4.5%	38,473	3.4%
Manufacturing	55	17,460	18.9%	116,434	10.2%
Mining & Natural Resources	4	412	0.4%	6,641	0.6%
Other Services	17	476	0.5%	2,137	0.2%
Professional Services	56	3,612	3.9%	47,874	4.2%
Rental	11	719	0.8%	6,784	0.6%
Restaurants - Casual Dining	349	4,691	5.1%	163,318	14.3%
Restaurants - Quick Service	836	3,370	3.7%	100,966	8.8%
Retail - Apparel & Jewelry	12	1,393	1.5%	15,130	1.3%
Retail - Department Stores	13	965	1.0%	8,010	0.7%
Retail - Discount	595	10,165	11.0%	91,997	8.1%
Retail - Electronics & Appliances	16	1,493	1.6%	9,688	0.8%
Retail - Gas & Convenience	128	579	0.6%	29,135	2.6%
Retail - Grocery & Supermarket	87	5,518	6.0%	59,009	5.2%
Retail - Hobby, Books & Music	12	1,004	1.1%	6,842	0.6%
Retail - Home & Garden	102	7,249	7.9%	52,243	4.6%
Retail - Home Furnishings	40	421	0.5%	7,520	0.7%
Retail - Internet	3	3,048	3.3%	14,159	1.2%
Retail - Medical Services	64	471	0.5%	11,238	1.0%
Retail - Motor Vehicle	180	5,979	6.5%	40,520	3.5%
Retail - Office Supply	3	56	0.1%	888	0.1%
Retail - Pet Supply	16	915	1.0%	18,722	1.6%
Retail - Pharmacy	241	3,592	3.9%	82,809	7.3%
Retail - Specialty (Other)	22	561	0.6%	6,155	0.5%
Retail - Sporting Goods	21	1,716	1.9%	22,752	2.0%
Retail - Warehouse Clubs	7	2,631	2.9%	22,677	2.0%
Other	27	513	0.5%	6,278	0.5%
Total	3,340	91,302	99.0%	$1,141,720	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 30

Q3 2017 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
United States
Alabama	146	1,580	1.7%	$23,672	2.1%
Alaska	3	25	—%	777	0.1%
Arizona	74	1,841	2.0%	32,023	2.8%
Arkansas	96	1,101	1.2%	14,064	1.2%
California	76	3,789	4.1%	50,620	4.4%
Colorado	48	1,777	1.9%	25,967	2.3%
Connecticut	18	89	0.1%	2,478	0.2%
Delaware	12	99	0.1%	2,103	0.2%
Florida	255	4,565	5.0%	64,767	5.7%
Georgia	190	3,833	4.2%	44,795	3.9%
Idaho	16	130	0.1%	3,232	0.3%
Illinois	161	4,533	4.9%	62,154	5.4%
Indiana	135	4,101	4.5%	38,015	3.3%
Iowa	50	1,461	1.5%	13,040	1.1%
Kansas	41	2,134	2.3%	10,124	0.9%
Kentucky	85	2,303	2.5%	24,683	2.2%
Louisiana	94	1,612	1.8%	21,468	1.9%
Maine	25	648	0.7%	8,572	0.8%
Maryland	28	610	0.7%	14,507	1.3%
Massachusetts	39	2,579	2.8%	30,204	2.7%
Michigan	185	2,196	2.4%	39,279	3.4%
Minnesota	51	543	0.6%	8,151	0.7%
Mississippi	76	1,833	2.0%	14,995	1.3%
Missouri	155	1,707	1.9%	22,593	2.0%
Montana	9	115	0.1%	1,698	0.2%
Nebraska	19	464	0.5%	8,708	0.8%
Nevada	28	717	0.7%	8,363	0.7%
New Hampshire	20	254	0.3%	4,419	0.4%
New Jersey	34	1,660	1.8%	35,801	3.1%
New Mexico	47	924	0.9%	12,625	1.0%
New York	79	1,527	1.7%	27,678	2.4%
North Carolina	163	3,233	3.5%	36,313	3.2%
North Dakota	12	201	0.2%	4,268	0.4%
Ohio	295	8,207	8.9%	64,464	5.7%
Oklahoma	77	2,021	2.2%	24,882	2.2%
Oregon	14	300	0.3%	5,364	0.5%
Pennsylvania	161	5,512	6.0%	54,647	4.8%
Rhode Island	13	171	0.2%	3,226	0.3%
South Carolina	117	3,327	3.6%	28,292	2.5%
South Dakota	12	180	0.2%	2,169	0.2%
Tennessee	109	3,455	3.8%	29,667	2.6%
Texas	557	10,790	11.7%	147,384	12.9%
Utah	7	86	0.1%	1,376	0.1%
Vermont	7	23	—%	292	—%
Virginia	100	1,777	1.9%	29,826	2.6%
Washington	24	641	0.7%	11,380	0.9%
West Virginia	38	237	0.3%	5,794	0.5%
See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 31

Q3 2017 SUPPLEMENTAL INFORMATION

Diversification: Property Geographic (cont.) (unaudited, square feet and dollars in thousands)

Location	Number of Properties	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Wisconsin	80	1,168	1.2%	16,685	1.5%
Wyoming	8	54	0.1%	1,436	0.1%
Territories
Puerto Rico	3	88	0.1%	2,335	0.2%
Canadian Provinces
Ontario	1	7	—%	345	—%
Total	4,093	92,228	100.0%	$1,141,720	100.0%

Percentages based on Annualized Rental Income.

Canada and Puerto Rico: 4 Properties, 0.2%
PACIFIC NORTHWEST
74 Properties
2.1%
NORTHEAST
235 Properties
9.9%
MIDWEST
901 Properties
19.7%
MID-ATLANTIC
719 Properties
17.2%
PACIFIC SOUTHWEST
280 Properties
11.5%
SOUTHWEST
824 Properties
18.2%
SOUTHEAST
1,056 Properties
21.2%
PR

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 32

Q3 2017 SUPPLEMENTAL INFORMATION

Lease Expirations (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
Remaining 2017	43	467	0.5%	$4,011	0.4%
2018	174	2,300	2.5%	29,796	2.6%
2019	174	3,038	3.3%	52,429	4.6%
2020	214	3,877	4.2%	41,801	3.7%
2021	189	10,501	11.4%	83,909	7.3%
2022	287	9,463	10.3%	81,551	7.1%
2023	233	5,960	6.5%	73,762	6.5%
2024	173	9,029	9.8%	105,231	9.2%
2025	267	4,439	4.8%	63,564	5.6%
2026	246	8,773	9.5%	84,265	7.4%
Thereafter	1,340	33,455	36.2%	521,401	45.6%
Total	3,340	91,302	99.0%	$1,141,720	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 33

Q3 2017 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

Remaining 2017
Retail	33	396	0.4%	$3,284	0.3%
Restaurant	9	46	0.1%	481	0.1%
Industrial & distribution	1	25	—%	246	—%
Total Remaining 2017	43	467	0.5%	$4,011	0.4%

2018
Retail	89	1,061	1.1%	$15,097	1.3%
Restaurant	69	267	0.3%	6,652	0.6%
Industrial & distribution	9	799	0.9%	4,155	0.4%
Office	5	173	0.2%	3,874	0.3%
Other (1)	2	—	—%	18	—%
Total 2018	174	2,300	2.5%	$29,796	2.6%

2019
Retail	83	1,427	1.6%	$17,707	1.6%
Restaurant	74	307	0.3%	7,164	0.6%
Industrial & distribution	3	137	0.1%	1,275	0.1%
Office	14	1,167	1.3%	26,283	2.3%
Total 2019	174	3,038	3.3%	$52,429	4.6%

2020
Retail	98	1,200	1.3%	$15,668	1.4%
Restaurant	96	388	0.4%	7,698	0.7%
Industrial & distribution	8	1,352	1.5%	5,222	0.5%
Office	11	937	1.0%	13,212	1.1%
Other (1)	1	—	—%	1	—%
Total 2020	214	3,877	4.2%	$41,801	3.7%

___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 34

Q3 2017 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio

2021
Retail	84	1,352	1.5%	$21,157	1.9%
Restaurant	69	362	0.4%	9,253	0.8%
Industrial & distribution	14	7,098	7.7%	25,386	2.2%
Office	21	1,689	1.8%	28,090	2.4%
Other (1)	1	—	—%	23	—%
Total 2021	189	10,501	11.4%	$83,909	7.3%

2022
Retail	195	2,356	2.6%	$32,396	2.8%
Restaurant	51	260	0.3%	6,726	0.6%
Industrial & distribution	26	5,474	5.9%	19,180	1.7%
Office	14	1,373	1.5%	23,176	2.0%
Other (1)	1	—	—%	73	—%
Total 2022	287	9,463	10.3%	$81,551	7.1%

2023
Retail	158	2,189	2.4%	$29,344	2.6%
Restaurant	52	223	0.2%	5,460	0.5%
Industrial & distribution	14	2,351	2.6%	15,467	1.3%
Office	9	1,197	1.3%	23,491	2.1%
Total 2023	233	5,960	6.5%	$73,762	6.5%

2024
Retail	101	2,177	2.4%	$29,149	2.6%
Restaurant	44	230	0.2%	6,042	0.5%
Industrial & distribution	10	3,374	3.7%	14,281	1.3%
Office	17	3,248	3.5%	55,720	4.8%
Other (1)	1	—	—%	39	—%
Total 2024	173	9,029	9.8%	$105,231	9.2%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 35

Q3 2017 SUPPLEMENTAL INFORMATION

Lease Expirations (cont.) (unaudited, square feet and dollars in thousands)

Year of Expiration	Number of Leases Expiring	Leased Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income Expiring	Annualized Rental Income Expiring as a % of Total Portfolio
2025
Retail	188	1,818	2.0%	$32,077	2.8%
Restaurant	63	272	0.3%	7,681	0.7%
Industrial & distribution	11	1,663	1.8%	13,433	1.2%
Office	5	686	0.7%	10,373	0.9%
Total 2025	267	4,439	4.8%	$63,564	5.6%

2026
Retail	90	1,979	2.2%	$22,127	1.9%
Restaurant	133	558	0.5%	20,290	1.8%
Industrial & distribution	17	5,498	6.0%	26,562	2.4%
Office	6	738	0.8%	15,286	1.3%
Total 2026	246	8,773	9.5%	$84,265	7.4%

Thereafter
Retail	802	16,794	18.2%	$245,838	21.6%
Restaurant	485	5,026	5.4%	184,027	16.1%
Industrial & distribution	32	9,877	10.7%	59,905	5.2%
Office	18	1,758	1.9%	31,216	2.7%
Other (1)	3	—	—%	415	—%
Total Thereafter	1,340	33,455	36.2%	$521,401	45.6%

Total Remaining Lease Expirations	3,340	91,302	99.0%	$1,141,720	100.0%
___________________________________

(1)	Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 36

Q3 2017 SUPPLEMENTAL INFORMATION

Lease Summary (unaudited)

Rent Escalations
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Fixed dollar or percent increase	2,106	59,926	65.0%	$784,771	68.7%
CPI	201	7,432	8.1%	112,702	9.9%
Flat	1,033	23,944	25.9%	244,247	21.4%
Total	3,340	91,302	99.0%	$1,141,720	100.0%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 37

Q3 2017 SUPPLEMENTAL INFORMATION

Lease Summary (cont.) (unaudited)

Tenant Expense Obligation
(square feet and dollars in thousands)

	Number of Leases	Leased Square Feet	Leased Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
NNN	2,397	54,835	59.5%	$720,811	63.1%
NN	902	34,849	37.8%	387,293	33.9%
Other (1)	41	1,618	1.7%	33,616	3.0%
Total	3,340	91,302	99.0%	$1,141,720	100.0%
___________________________________

(1)	Includes gross, modified gross and billboard.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 38

Q3 2017 SUPPLEMENTAL INFORMATION

Diversification: Property Type (unaudited, square feet and dollars in thousands)

Property Type	Number of Properties (1)	Rentable Square Feet	Square Feet as a % of Total Portfolio	Annualized Rental Income	Annualized Rental Income as a % of Total Portfolio
Retail (1)	2,117	32,941	35.7%	$463,844	40.6%
Restaurant	1,732	8,328	9.0%	261,474	22.9%
Industrial and distribution	146	37,649	40.8%	185,112	16.2%
Office	89	13,310	14.5%	230,721	20.3%
Other (2)	9	—	—%	569	—%
Total	4,093	92,228	100.0%	$1,141,720	100.0%
___________________________________
(1) Includes 10 anchored shopping centers, representing 1.7% of Annualized Rental Income.
(2) Includes billboards, land and parking lots.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 39

Q3 2017 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Retail (unaudited, percentages based on Annualized Rental Income of the retail properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	2,117
Rentable Square Feet	32,941
Economic Occupancy Rate	99.4%
Weighted Average Remaining Lease Term	9.5
Investment-Grade Tenants	45.6%
Flat leases	34.3%
NNN leases	67.3%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 40

Q3 2017 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Restaurants (unaudited, percentages based on Annualized Rental Income of the restaurant properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	1,732
Rentable Square Feet	8,328
Economic Occupancy Rate	95.3%
Weighted Average Remaining Lease Term	13.2
Investment-Grade Tenants	2.8%
Flat leases	7.4%
NNN leases	99.4%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 41

Q3 2017 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Industrial and Distribution (unaudited, percentages based on Annualized Rental Income of the industrial & distribution properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	146
Rentable Square Feet	37,649
Economic Occupancy Rate	100.0%
Weighted Average Remaining Lease Term	8.3
Investment-Grade Tenants	55.3%
Flat leases	23.0%
NNN leases	53.2%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 42

Q3 2017 SUPPLEMENTAL INFORMATION

Diversification by Property Type: Office (unaudited, percentages based on Annualized Rental Income of the office properties)

____________________________________________________
______________________________________________________

_________________________________________________
_________________________________________________

Statistics (square feet in thousands)

Operating Properties	89
Rentable Square Feet	13,310
Economic Occupancy Rate	97.4%
Weighted Average Remaining Lease Term	6.2
Investment-Grade Tenants	59.0%
Flat leases	10.0%
NNN leases	21.6%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 43

Q3 2017 SUPPLEMENTAL INFORMATION

Unconsolidated Joint Venture Investment Summary (unaudited, square feet and dollars in thousands)

The following table shows certain information regarding the Company's interests in unconsolidated joint ventures as of September 30, 2017:

Joint Venture	Partner	Ownership % (1)	Pro rata Share of Purchase Price	Rentable Square Feet (2)	Annualized Rental Income (2)	Debt (2) (3)	Major Tenants
Cole/Mosaic JV South Elgin IL, LLC	Affiliate of Mosaic Properties and Development, LLC	50%	$17,000	232	$3,047	$20,400	Home Depot, Best Buy
Cole/Faison JV Bethlehem GA, LLC	Faison-Winder Investors, LLC	90%	33,429	280	3,287	—	Publix, Belk
Total			$50,429	512	6,334	20,400

Company's aggregate interest					$4,482	$10,200
___________________________________

(1)
The Company's ownership interest reflects its legal ownership interest. Legal ownership may, at times, not equal the Company's economic interest in the listed properties because of various provisions in certain joint venture agreements regarding distributions of cash flow based on capital account balances, allocations of profits and losses and payments of preferred returns. As a result, the Company's actual economic interest (as distinct from its legal ownership interest) in certain of the properties could fluctuate from time to time and may not wholly align with its legal ownership interests.

(2)	Represents information for the total unconsolidated joint venture.

(3)	Represents a secured loan with a fixed interest rate of 5.20% and a maturity date of July 2021.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 44

Cole Capital

COLE
CAPITAL

SIEMENS
CCIT III
BED BATH & BEYOND
TJ maxx
CCPT IV
PHARMACY
CCPT V
FREEPORT-McMoRAN
CCIT II
THE HOME DEPOT
INAV

www.VEREIT.com

VEREIT

Quarterly Supplemental Information
Third Quarter 2017

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 45

Q3 2017 SUPPLEMENTAL INFORMATION

Statements of Operations - Cole Capital (unaudited, in thousands)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Revenues:
Offering-related fees and reimbursements	$3,882	$4,523	$4,316	$3,683	$9,545
Transaction service fees and reimbursements	4,000	5,062	4,097	2,320	3,779
Management fees and reimbursements	19,303	19,100	18,718	18,585	17,745
Total Cole Capital revenues	27,185	28,685	27,131	24,588	31,069
Operating Expenses:
Cole Capital reallowed fees and commissions	2,373	2,874	2,660	2,234	5,897
Acquisition-related	—	36	—	25	—
General and administrative	16,721	15,117	16,588	31,086	17,692
Depreciation and amortization	4,947	4,855	4,855	9,170	7,276
Impairment of intangible assets	—	—	—	120,931	—
Total operating expenses	24,041	22,882	24,103	163,446	30,865
Operating income (loss)	3,144	5,803	3,028	(138,858)	204
Total other income, net	502	76	128	157	95
Income (loss) before taxes	3,646	5,879	3,156	(138,701)	299
(Provision for) benefit from income taxes	(868)	(1,425)	(1,146)	6,490	(59)
Net income (loss)	$2,778	$4,454	$2,010	$(132,211)	$240

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 46

Q3 2017 SUPPLEMENTAL INFORMATION

FFO and AFFO - Cole Capital (unaudited, in thousands, except share and per share data)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Net income (loss)	$2,778	$4,454	$2,010	$(132,211)	$240
FFO attributable to common stockholders and limited partners	2,778	4,454	2,010	(132,211)	240

Acquisition-related expenses	—	36	—	25	—
Impairment of intangible assets	—	—	—	120,931	—
Amortization of management contracts	4,146	4,146	4,146	6,240	6,240
Deferred tax expense (benefit) (1)	6,277	(4,318)	1,649	(9,203)	6,941
Equity-based compensation expense	1,664	1,665	1,447	2,108	1,387
Other amortization and non-cash charges	739	627	632	2,873	929
AFFO attributable to common stockholders and limited partners	$15,604	$6,610	$9,884	$(9,237)	$15,737

Weighted-average shares outstanding - basic	974,167,088	974,160,295	973,849,610	973,681,227	943,480,170
Limited Partner OP Units and effect of dilutive securities (2)	24,258,683	23,969,333	24,402,139	24,319,992	25,206,373
Weighted-average shares outstanding - diluted (3)	998,425,771	998,129,628	998,251,749	998,001,219	968,686,543

FFO attributable to common stockholders and limited partners per diluted share	$0.003	$0.004	$0.002	$(0.132)	$0.000
AFFO attributable to common stockholders and limited partners per diluted share	$0.016	$0.007	$0.010	$(0.009)	$0.016
___________________________________

(1)
This adjustment represents the non-current portion of the provision for or benefit from income taxes in order to show only the current portion of the provision for or benefit from income taxes as an impact to AFFO.

(2)	Dilutive securities include unvested restricted shares of common stock and unvested restricted stock units.

(3)
Weighted-average shares for all periods presented exclude the effect of the convertible debt as the Company would expect to settle the debt in cash and any shares underlying restricted stock units that are contingently issuable which are not issuable based on the Company’s level of achievement of certain performance targets through the respective reporting period.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 47

Q3 2017 SUPPLEMENTAL INFORMATION

EBITDA and Normalized EBITDA - Cole Capital (unaudited, in thousands)

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Net income (loss)	$2,778	$4,454	$2,010	$(132,211)	$240
Adjustments:
Depreciation and amortization	4,947	4,855	4,855	9,170	7,276
Provision for (benefit from) income taxes	868	1,425	1,146	(6,490)	59
EBITDA	$8,593	$10,734	$8,011	$(129,531)	$7,575
Impairment of intangible assets	—	—	—	120,931	—
Acquisition-related expenses	—	36	—	25	—
Program development costs write-off	110	—	—	11,054	845
Other amortization and non-cash charges	(62)	(82)	(77)	(57)	(107)
Normalized EBITDA	$8,641	$10,688	$7,934	$2,422	$8,313

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 48

Q3 2017 SUPPLEMENTAL INFORMATION

Net G&A (unaudited, dollars in thousands)

Cole Capital generally receives a selling commission, dealer manager fee and/or a distribution and stockholder servicing fee based on the gross offering proceeds related to the sale of shares of the Cole REITs’ common stock. Cole Capital reallows all or a portion of these fees to participating broker-dealers and records the expense in the same period that it recognizes the related revenue. In its capacity as advisor to the Cole REITs, Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, Cole Capital records these costs as general and administrative expenses and the reimbursements as revenue in the same period. The following table presents the Cole Capital segment revenue and general and administrative expenses, each net of fees reallowed to participating broker-dealers and reimbursements from the Cole REITs.

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Cole Capital revenue, net of reallowed fees and commissions	$24,812	$25,811	$24,471	$22,354	$25,172
Less: Expense reimbursements from Cole REITs recorded as revenue	6,052	6,395	6,387	6,395	7,416
Net Cole Capital Revenue	18,760	19,416	18,084	15,959	17,756
Other income	502	76	128	157	95
Net Cole Capital Revenue and other income	$19,262	$19,492	$18,212	$16,116	$17,851

Total consolidated general and administrative expenses	$29,796	$29,411	$29,148	$44,353	$29,761
Less: REI segment general and administrative expenses	13,075	14,294	12,560	13,267	12,069
Cole Capital general and administrative expenses	16,721	15,117	16,588	31,086	17,692
Less:
Expenses reimbursed from Cole REITs	6,052	6,395	6,387	6,395	7,416
Net Cole Capital G&A Expense	10,669	8,722	10,201	24,691	10,276
Expenses incurred recorded as program development costs	319	1,165	905	(8,268)	2,452
Normalized Net Cole Capital G&A Expense	$10,988	$9,887	$11,106	$16,423	$12,728

Normalized EBITDA Margin	44.9%	54.8%	43.6%	15.0%	46.6%
Normalized Net Cole Capital G&A Expense as percent of Net Cole Capital Revenue and other income	57.0%	50.7%	61.0%	101.9%	71.3%

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 49

Q3 2017 SUPPLEMENTAL INFORMATION

Program Development Costs (unaudited, in thousands)

Cole Capital pays for organization, registration and offering expenses associated with the sale of common stock of the Cole REITs. The reimbursement of these expenses by the Cole REITs is limited to a certain percentage of the proceeds raised from their offerings, in accordance with their respective advisory agreements and charters. Such expenses paid by the Company on behalf of the Cole REITs in excess of these limits that are expected to be collected as the Cole REITs raise additional funds are recorded as program development costs, which are included in rent and tenant receivables and other assets, net on the balance sheet. The Company assesses the collectability of the program development costs, considering the offering period and historical and forecasted sales of shares under the Cole REITs' respective offerings, and reserves for any balances considered not collectible.
The following table presents a rollforward of the program development costs balance:

	Program Development Costs(1) for the Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Beginning Balance	$3,797	$3,182	$3,161	$12,268	$12,115
Expenses incurred	2,978	2,824	3,063	4,618	7,010
Offering-related reimbursement revenue	(288)	(550)	(884)	(839)	(2,299)
Reserve for uncollectible amounts and write-offs(2)	(2,659)	(1,659)	(2,158)	(12,886)	(4,558)
Ending Balance	$3,828	$3,797	$3,182	$3,161	$12,268
___________________________________

(1)
Excludes INAV (as defined in the "Program Summary" of the Cole REITs and Other Real Estate Programs section), as expenses are recorded as incurred and revenue is recorded when reimbursement is received.

(2)
The Company assesses the collectability of the program development costs and records monthly reserves for the portion that is not expected to be collected. Certain triggering events, such as impairment evaluations of the Cole Capital segment and the closing of a Cole REIT's offering, may result in a write-off of additional program development costs. Reserves for uncollectible amounts and write-offs are recorded as a general and administrative expense in the respective period.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 50

Q3 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (unaudited, dollars in thousands)

Program Summary
The following table shows the Cole REITs and other real estate programs' cumulative activity summary information from each respective program's offering commencement date through or as of September 30, 2017:

Program	Capital Raised (1)		DRIP (2)	Number of Investments (3)	Assets Under Management	Debt Outstanding
Open Programs:
Cole Credit Property Trust V, Inc. ("CCPT V")	$369,433		$24,650	131	$602,798	$283,600
Cole Real Estate Income Strategy (Daily NAV), Inc. ("INAV")	481,562		19,626	135	653,578	262,234
Cole Office & Industrial REIT (CCIT III), Inc. ("CCIT III")	16,573	(4)	93	1	32,750	20,275
Total Open Programs	867,568		44,369	267	1,289,126	566,109

Closed Programs:
Cole Office & Industrial REIT (CCIT II), Inc. ("CCIT II")	650,973		48,906	36	1,194,421	592,545
Cole Credit Property Trust IV, Inc. ("CCPT IV")	2,915,961		430,105	908	5,069,802	2,472,493
Other Programs (5)	—		—	24	278,348	124,029
Total Closed Programs	3,566,934		479,011	968	6,542,571	3,189,067

Total	$4,434,502		$523,380	1,235	$7,831,697	$3,755,176
___________________________________

(1)	Represents gross proceeds, excluding DRIP shares and redemptions.

(2)	Represents the value of shares issued under each respective program's distribution reinvestment plan.

(3)	Includes properties owned through consolidated joint ventures.

(4)	Includes a $2.5 million investment made by VEREIT in order for CCIT III to break escrow and commence operations.

(5)	Includes tenant-in-common programs ("TIC"), Delaware statutory trust programs ("DST") and Cole Growth Opportunity Fund I, L.P. ("GOP").

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 51

Q3 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.)

Offering Summary
The following table shows offering summary information for the Cole REITs in offering as of September 30, 2017:

Program	Primary Investment Strategy	Offering Commencement Date	NAV per Share		Offering Price per Share	Annualized Distribution per Share (1)
CCPT V
A Shares	Retail	3/17/2014	$24.00	(2)	$26.37	$1.57	(4)
T Shares	Retail	4/29/2016	$24.00	(2)	$25.26	$1.57	(4)

INAV
W Shares	Diversified	12/6/2011	$18.13	(3)	$18.13	$0.96	(5)
A Shares	Diversified	10/10/2013	$17.92	(3)	$18.62	$0.96	(5)
I Shares	Diversified	11/19/2013	$18.30	(3)	$18.30	$0.97	(5)

CCIT III
A Shares	Office and Industrial	9/22/2016	N/A		$10.00	$0.60	(4)
T Shares	Office and Industrial	9/22/2016	N/A		$9.57	$0.60	(4)
___________________________________

(1)	The annualized distribution does not include the effect of any fees paid monthly in arrears subsequent to the share purchase date.

(2)	Represents the estimated net asset value per share as of December 31, 2016, as determined by CCPT V's board of directors on March 24, 2017.

(3)
The NAV per share for each share class is calculated daily as of the close of business using a process that reflects (i) estimated values of each of INAV's commercial real estate assets, related liabilities and notes receivable secured by real estate provided periodically by INAV's independent valuation expert in individual appraisal reports, (ii) daily updates in the price of liquid assets for which third party market quotes are available, (iii) accruals of INAV's daily distributions and (iv) estimates of daily accruals, on a net basis, of operating revenues and expenses and debt service costs and fees.

(4)	Represents the daily distribution rate at September 30, 2017, annualized.

(5)	Represents the sum of daily distribution rates for each day in the previous twelve months.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
VEREIT, Inc. | WWW.VEREIT.COM | 52

Q3 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited)

Fee Summary

The following table shows the summary of the fee information relating to the offering of the Cole REITs as of September 30, 2017.

	Selling Commissions (1)	Dealer Manager Fees (2)		Annual Distribution and Stockholder Servicing Fees (2)
Open Programs (3)
CCPT V
A Shares	7%	2%		—
T Shares	3%	2%		1%	(3)

INAV
W Shares	—	0.55%	(4)	—
A Shares	up to 3.75%	0.55%	(4)	0.5%	(4)
I Shares	—	0.25%	(4)	—

CCIT III
A Shares	7%	2%		—
T Shares	3%	2%		1%	(3)

The following table shows the summary of the fee information relating to transactions and portfolio management for the Cole REITs and other real estate programs as of September 30, 2017.

	Transaction Fees						Management Fees
Program	Acquisition Fees (5)	Disposition Fees	Liquidation Performance Fees		Financing Coordination Fee		Asset Management / Advisory Fees		Performance Fees
Open Programs
CCPT V	2%	1%	15%	(6)	—		0.65% - 0.75%	(8)	—
INAV	—	—	N/A		—		0.90%	(9)	25%	(10)
CCIT III	2%	1%	15%	(6)	1%	(7)	0.65% - 0.75%	(8)	—

Closed Programs
CCIT II	2%	1%	15%	(6)	—		0.65% - 0.75%	(8)	—
CCPT IV	2%	1%	15%	(6)	—		0.65% - 0.75%	(8)	—
Other Programs	Various	Various	—		—		Various		Various
___________________________________

(1)	The Company reallows 100% of selling commissions earned to participating broker-dealers.

(2)	The Company may reallow all or a portion of its dealer manager or distribution and stockholder servicing fee to participating broker-dealers as a marketing and due diligence expense reimbursement.

(3)
Fees are calculated on a daily basis in the amount of 1/365th of 1.0% of the per share NAV of the Class T shares sold in the primary portion of the respective offering. The maximum amount of the distribution and stockholder servicing fee with respect to sales of Class T shares is 4.0% of the gross offering proceeds. Distribution and stockholder servicing fees continue to be paid after the offering closes if the 4.0% maximum has not been met.

(4)	Fees are calculated on a daily basis in the amount of 1/365th of the amount indicated in the table above for each class of common stock and are paid monthly in arrears.

(5)	Percent taken on gross purchase price.

(6)
Paid only under the following circumstances: (i) if shares are listed on a national securities exchange; (ii) if the respective program is sold or the assets are liquidated; or (iii) upon termination of the advisory agreement. In connection with such events, the performance fee will only be earned upon the return to investors of their net capital invested and a 6% annual cumulative, non-compounded return (8% in the case of CCIT II and CCPT IV).

(7)
Financing coordination fee payable for services in connection with the origination, assumption, or refinancing for any debt (other than loans advanced by the Company) to acquire properties or make other permitted investments.

(8)	Annualized fee based on the average monthly invested assets or average assets, as defined in the respective agreements.

(9)	Annualized fee based on the average daily NAV.

(10)	Paid on the amount by which the total return on stockholders' capital exceeds 6% per annum on a calendar year basis.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

Program Activity Summary
The following table shows the Cole REITs and other real estate programs' activity summary information for the three months ended September 30, 2017:

Program	Capital Raised (1)	DRIP (2)	Number of Investments Acquired	Purchase Price of Acquisitions	Number of Investments Sold	Sales Price of Dispositions
Open Programs
CCPT V	$16,059	$2,799	4	$45,326	—	$—
INAV	45,017	2,757	2	33,342	—	—
CCIT III	5,326	55	—	—	—	—
Total Open Programs	66,402	5,611	6	78,668	—	—

Closed Programs
CCIT II	—	5,574	—	—	—	—
CCPT IV	—	25,178	13	111,356	3	80,942
Other Programs (3)	—	—	—	—	1	3,600
Total Closed Programs	—	30,752	13	111,356	4	84,542

Total	$66,402	$36,363	19	$190,024	4	$84,542
___________________________________

(1)	Represents gross proceeds, excluding DRIP shares issued.

(2)	Represents the value of shares issued under each respective program's distribution reinvestment plan.

(3)	Includes TIC and DST programs and GOP.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

Revenue Summary
The following table shows revenue earned from the Cole REITs and other real estate programs for the three months ended September 30, 2017 by activity type:

Program	Offering-Related Fees and Reimbursements		Transaction Service Revenue and Reimbursements	Management Service Revenue and Reimbursements	Total Revenue and Reimbursements
Open Programs:
CCPT V	$1,596		$1,137	$1,916	$4,649
INAV	1,837		315	1,772	3,924
CCIT III	399		24	244	667
Gross revenue - Open Programs	3,832		1,476	3,932	9,240
Less:
Reallowed revenues	2,323		—	—	2,323
Reimbursements	788		566	1,751	3,105
Net Cole Capital Revenue - Open Programs	721		910	2,181	3,812

Closed Programs:
CCIT II (1)	50	(2)	188	2,966	3,204
CCPT IV	—		2,300	12,254	14,554
Other Programs	—		36	151	187
Gross revenue - Closed Programs	50		2,524	15,371	17,945
Less:
Reallowed revenues	50	(2)	—	—	50
Reimbursements	—		78	2,869	2,947
Net Cole Capital Revenue - Closed Programs	—		2,446	12,502	14,948

Total Net Cole Capital Revenue	$721		$3,356	$14,683	$18,760
___________________________________

(1)	CCIT II closed its offering on September 17, 2016. The program’s fee structure was similar to that of CCPT V.

(2)	Represents distribution and stockholder servicing fees. The Company reallowed 100% of such fees to participating broker-dealers.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in thousands)

The following tables present the primary revenue drivers and Net Cole Capital Revenue earned by activity type for the Cole REITs and other real estate programs:
Offering-related fees and reimbursements

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Capital raised (excluding DRIP)	$66,402	$77,953	$66,718	$67,512	$136,381

Selling commissions	1,816	2,343	2,177	1,831	5,008
Dealer manager and distribution fees	1,278	1,235	1,253	1,015	2,237
Reimbursement revenue	788	945	886	837	2,300
Gross offering-related revenue	3,882	4,523	4,316	3,683	9,545
Less:
Reallowed securities commissions	1,816	2,343	2,177	1,831	5,008
Reallowed dealer manager and distribution fees	557	531	483	403	889
Reimbursable expenses	788	945	886	837	2,300
Net offering-related revenue	$721	$704	$770	$612	$1,348

Transaction service revenue

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Purchase price of acquisitions	$190,024	$276,701	$216,187	$173,086	$173,869

Acquisition fees	3,320	3,373	3,272	1,460	2,593
Finance coordination fee	—	—	—	—	220
Disposition fees	36	922	91	84	280
Reimbursement revenue	644	767	734	776	686
Gross transaction service revenue	4,000	5,062	4,097	2,320	3,779
Less: Reimbursable expenses	644	767	734	776	686
Net transaction service revenue	$3,356	$4,295	$3,363	$1,544	$3,093

Management service revenue

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Assets under management	$7,831,697	$7,712,905	$7,481,884	$7,265,673	$7,131,400

Asset and property management and leasing fees	151	255	327	325	304
Advisory and performance fee revenue	14,532	14,162	13,624	13,478	13,011
Reimbursement revenue	4,620	4,683	4,767	4,782	4,430
Gross management service revenue	19,303	19,100	18,718	18,585	17,745
Less: Reimbursable expenses	4,620	4,683	4,767	4,782	4,430
Net management service revenue	$14,683	$14,417	$13,951	$13,803	$13,315

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2017 SUPPLEMENTAL INFORMATION

Cole REITs and Other Real Estate Programs (cont.) (unaudited, dollars in millions)

The following table shows the capital raised on behalf of programs managed by Cole Capital since 2009:
_______________________________________________
(1) Includes a $2.5 million investment made by VEREIT in order for CCIT III to break escrow and commence operations.
(2) Represents capital raised on behalf of Cole REITs for the nine months ended September 30, 2017.

Source: Robert A. Stanger & Co., Inc.; Represents aggregate capital raised, excluding DRIP, on behalf of programs managed by Cole Capital.

See the Definitions section for a description of the Company's non-GAAP and operating metrics.
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Q3 2017 SUPPLEMENTAL INFORMATION

Definitions

Annualized Rental Income is rental revenue under our leases on Operating Properties on a straight-line basis, which includes the effect of rent escalations and any tenant concessions, such as free rent, and excludes any bad debt allowances and any contingent rent, such as percentage rent. Management uses Annualized Rental Income as a basis for tenant, industry and geographic concentrations and other metrics within the portfolio. Annualized Rental Income is not indicative of future performance.

Assets Under Management represents the Cole REITs and other real estate programs' total gross real estate assets, including net investments in unconsolidated entities, net of gross intangible lease liabilities.

Cash Cap Rate equals the estimated future 12-month Cash NOI, excluding any rent concessions or abatements, at acquisition or disposition divided by the purchase or sale price. For properties acquired or disposed of as a portfolio, the amount presented represents the portfolio cash cap rate. For development projects, Cash Cap Rate equals the estimated future 12-month NOI from the date rent commences divided by the total estimated investment. For certain properties, the Cash Cap Rate is equal to future 12-month Contract Rental Revenue, excluding any rent concessions or abatements, divided by the purchase price or sale price, as the majority of the Company's properties are subject to Triple Net Leases.

Contract Rental Revenue includes minimum rent, percentage rent and other contingent consideration, and rental revenue from parking and storage space and excludes GAAP adjustments, such as straight-line rent and amortization of above-market lease assets and below-market lease liabilities. Contract Rental Revenue includes such revenues from properties subject to a direct financing lease, and beginning in 2017, omits the Contract Rental Revenue related to Excluded Properties. The Company believes that Contract Rental Revenue is a useful non-GAAP supplemental measure to investors and analysts for assessing the performance of the Company's REI segment. Therefore, Contract Rental Revenue should not be considered as an alternative to revenue, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. Contract Rental Revenue may not be comparable to similarly titled measures of other companies.

The following table shows the calculation of the REI segment Contract Rental Revenue for the three months ended September 30, 2017 and 2016 (dollar amounts in thousands):

	Three Months Ended September 30,
	2017	2016
Rental income - as reported	$282,341	$303,383
Direct financing lease income - as reported	376	494
Adjustments:
Straight-line rent	(10,257)	(12,454)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,210	1,632
Net direct financing lease adjustments	491	571
Contract Rental Revenue - Excluded Properties	8	—
Contract Rental Revenue	$274,169	$293,626

CPI is a lease in which base rent is adjusted based on changes in a consumer price index.
Debt Outstanding and Adjusted Debt Outstanding are non-GAAP measures that represent the Company's outstanding principal debt balance, excluding certain GAAP adjustments, such as premiums and discounts, financing and issuance costs, and related accumulated amortization. Beginning in 2017, Adjusted Debt Outstanding omits the outstanding principal balance of mortgage notes secured by Excluded Properties. We believe that the presentation of Debt Outstanding and Adjusted Debt Outstanding, which show our contractual debt obligations, provides useful information to investors to assess our overall liquidity, financial flexibility, capital structure and leverage. Debt Outstanding and Adjusted Debt Outstanding should not be considered as alternatives to the Company's consolidated debt balance as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with, and as a supplement to, the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of Debt Outstanding and Adjusted Debt Outstanding to the amounts presented in accordance with GAAP on the balance sheet for the periods presented (dollar amounts in thousands):

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Q3 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Mortgage notes payable and other debt, net	$2,115,633	$2,381,031	$2,586,917	$2,671,106	$2,861,210
Corporate bonds, net	2,820,164	2,228,422	2,227,307	2,226,224	2,225,157
Convertible debt, net	981,490	978,738	976,031	973,340	970,691
Credit facility, net	—	497,718	497,148	496,578	496,008
Total debt - as reported	5,917,287	6,085,909	6,287,403	6,367,248	6,553,066
Adjustments:
Deferred financing costs, net	51,687	48,135	51,936	55,660	59,467
Net premiums	(16,335)	(18,599)	(20,131)	(22,012)	(25,694)
Debt Outstanding	5,952,639	6,115,445	6,319,208	6,400,896	6,586,839
Debt Outstanding - Excluded Properties	(16,200)	(83,856)	(41,820)	—	—
Adjusted Debt Outstanding	$5,936,439	$6,031,589	$6,277,388	$6,400,896	$6,586,839

Direct Financing Lease is a lease that requires specific treatment due to the significance of the lease payments from the inception of the lease compared to the fair value of the property, term of the lease, a transfer of ownership, or a bargain purchase option. These leases are recorded as a net asset on the balance sheet. The amount booked is calculated as the fair value of the remaining lease payments on the leases and the estimated fair value of any expected residual property value at the end of the lease term.

Double Net Lease ("NN") is a lease under which the tenant agrees to pay all operating expenses associated with the property (e.g., real estate taxes, insurance, maintenance), but excludes some or all major repairs (e.g. roof, structure, parking lot).

Earnings Before Interest, Taxes, Depreciation and Amortization ("EBITDA") and Normalized EBITDA
Normalized EBITDA, as disclosed, represents EBITDA, or earnings before interest, taxes, depreciation and amortization, modified to exclude non-routine items such as acquisition-related expenses, litigation, merger and other non-routine transactions costs, net of insurance recoveries, gains or losses on sale of investment securities or mortgage notes receivable and legal settlements and insurance recoveries not in the ordinary course of business. We also exclude certain non-cash items such as impairments of goodwill and real estate and intangible assets, straight-line rental revenue, gains or losses on derivatives, gains or losses on the extinguishment or forgiveness of debt, write-off of program development costs, and amortization of intangibles, above-market lease assets and below-market lease liabilities. Beginning in 2017, Normalized EBITDA omits the Normalized EBITDA impact of Excluded Properties. Management believes that excluding these costs from EBITDA provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. The Company believes that Normalized EBITDA is a useful non-GAAP supplemental measure to investors and analysts for assessing the performance of the Company's business segments. Therefore, Normalized EBITDA should not be considered as an alternative to net income, as computed in accordance with GAAP, or as an indicator of the Company's financial performance. The Company uses Normalized EBITDA as one measure of its operating performance when formulating corporate goals and evaluating the effectiveness of the Company's strategies. Normalized EBITDA may not be comparable to similarly titled measures of other companies.
Economic Occupancy Rate equals the sum of square feet leased (including month-to-month agreements) divided by Rentable Square Feet.
Enterprise Value equals the sum of the Implied Equity Market Capitalization, preferred stock and Net Debt.

Excluded Properties are properties for which (i) the related mortgage loan is in default, and (ii) management decides to transfer the properties to the lender in connection with settling the mortgage note obligation.

Excluded Properties during the three months ended and at March 31, 2017, were one vacant office property and one vacant industrial property, comprising an aggregate of 578,000 square feet with aggregate Debt Outstanding of $41.8 million. Excluded

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Q3 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Properties during the three months ended June 30, 2017, were two vacant office properties and five industrial properties, two of which were vacant. Excluded Properties at June 30, 2017, and during the three months ended September 30, 2017, were two vacant office properties and one vacant industrial property, comprising an aggregate 991,000 square feet with aggregate Debt Outstanding of $83.9 million. At September 30, 2017, the Excluded Property was one vacant industrial property, comprising 307,275 square feet with Debt Outstanding of $16.2 million.
Fixed Charge Coverage Ratio is the sum of (i) Interest Expense, excluding non-cash amortization, (ii) secured debt principal amortization on Adjusted Debt Outstanding and (iii) dividends attributable to preferred shares divided by Normalized EBITDA. Management believes that Fixed Charge Coverage Ratio is a useful supplemental measure of our ability to satisfy fixed financing obligations.
Flat Lease is a lease that requires equal rent payments, with no increases, throughout the initial term of the lease agreement. A Flat Lease may include a period of free rent at the beginning or end of the lease.
Funds from Operations ("FFO") and Adjusted Funds from Operations ("AFFO")
Due to certain unique operating characteristics of real estate companies, as discussed below, the National Association of Real Estate Investment Trusts, Inc. ("NAREIT"), an industry trade group, has promulgated a supplemental performance measure known as FFO, which we believe to be an appropriate supplemental performance measure to reflect the operating performance of a REIT. FFO is not equivalent to our net income or loss as determined under GAAP.
NAREIT defines FFO as net income or loss computed in accordance with GAAP, excluding gains or losses from disposition of property, depreciation and amortization of real estate assets and impairment write-downs on depreciable real estate including the pro rata share of adjustments for unconsolidated partnerships and joint ventures. We calculated FFO in accordance with NAREIT's definition described above.
In addition to FFO, we use AFFO as a non-GAAP supplemental financial performance measure to evaluate the operating performance of the Company. AFFO, as defined by the Company, excludes from FFO non-routine items such as acquisition-related expenses, litigation, merger and other non-routine costs, net of insurance recoveries, gains or losses on sale of investment securities or mortgage notes receivable and legal settlements and insurance recoveries not in the ordinary course of business. We also exclude certain non-cash items such as impairments of goodwill and intangible assets, straight-line rental revenue, gains or losses on derivatives, reserves for loan loss, gains or losses on the extinguishment or forgiveness of debt, non-current portion of the tax benefit or expense, equity-based compensation and amortization of intangible assets, deferred financing costs, premiums and discounts on debt and investments, above-market lease assets and below-market lease liabilities. Effective January 1, 2017, we determined to omit the impact of the Excluded Properties and related non-recourse mortgage notes from FFO to calculate AFFO. Management believes that excluding these costs from FFO provides investors with supplemental performance information that is consistent with the performance models and analysis used by management, and provides investors a view of the performance of our portfolio over time. AFFO allows for a comparison of the performance of our operations with other publicly-traded REITs, as AFFO, or an equivalent measure, is routinely reported by publicly-traded REITs, and we believe often used by analysts and investors for comparison purposes.
For all of these reasons, we believe FFO and AFFO, in addition to net income (loss), as defined by GAAP, are helpful supplemental performance measures and useful in understanding the various ways in which our management evaluates the performance of the Company over time. However, not all REITs calculate FFO and AFFO the same way, so comparisons with other REITs may not be meaningful. FFO and AFFO should not be considered as alternatives to net income (loss) and are not intended to be used as a liquidity measure indicative of cash flow available to fund our cash needs. Neither the SEC, NAREIT, nor any other regulatory body has evaluated the acceptability of the exclusions used to adjust FFO in order to calculate AFFO and its use as a non-GAAP financial performance measure.
GAAP is an abbreviation for generally accepted accounting principles in the United States.
Gross Lease is a lease under which the landlord is responsible for all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Gross Real Estate Investments represent total gross real estate and related assets of Operating Properties, including net investments in unconsolidated entities, investment in direct financing leases, investment securities backed by real estate and loans held for investment, net of gross intangible lease liabilities.

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Q3 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Implied Equity Market Capitalization equals shares of common stock outstanding, including restricted stock awards, multiplied by the closing sale price of the Company's stock as reported on the New York Stock Exchange.
Industry is derived from the North American Industry Classification System, NAICS, which is a system used by Federal statistical agencies to classify business establishments, for the purpose of collecting, analyzing, and publishing statistical data related to the U.S. business economy.
Interest Expense, excluding non-cash amortization is a non-GAAP measure that represents interest expense incurred on the outstanding principal balance of our debt. This measure excludes (i) the amortization of deferred financing costs, premiums and discounts, which is included in interest expense in accordance with GAAP, and (ii)the impact of Excluded Properties and related non-recourse mortgage notes. We believe that the presentation of Interest Expense, excluding non-cash amortization, which shows the interest expense on our contractual debt obligations, provides useful information to investors to assess our overall solvency and financial flexibility. Interest Expense, excluding non-cash amortization should not be considered as an alternative to the Company's interest expense as determined in accordance with GAAP or any other GAAP financial measures and should only be considered together with and as a supplement to the Company's financial information prepared in accordance with GAAP.
The following table shows a reconciliation of Interest Expense, excluding non-cash amortization to interest expense presented in accordance with GAAP on the statements of operations for the periods presented (dollar amounts in thousands):

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Interest expense - as reported	$(71,708)	$(73,621)	$(73,743)	$(74,613)	$(79,869)
Less Adjustments:
Amortization of deferred financing costs and other non-cash charges	(6,063)	(6,399)	(6,443)	(6,514)	(7,081)
Amortization of net premiums	1,478	1,797	1,881	2,731	3,723
Interest Expense, excluding non-cash amortization - Excluded Properties	(1,302)	(2,573)	(1,058)	—	—
Interest Expense, excluding non-cash amortization	$(65,821)	$(66,446)	$(68,123)	$(70,830)	$(76,511)
Interest Coverage Ratio equals Normalized EBITDA divided by Interest Expense, excluding non-cash amortization. Management believes that Interest Coverage Ratio is a useful supplemental measure of our ability to service our debt obligations.
Investment-Grade Tenants are those with a Standard & Poor’s credit rating of BBB- or higher or a Moody’s credit rating of Baa3 or higher.  The ratings may reflect those assigned by Standard & Poor’s or Moody’s to the lease guarantor or the parent company, as applicable.
Metropolitan Statistical Area (MSA) is a large metropolitan area represented by a large group of zip codes, as defined by Real Capital Analytics.
Modified Gross Lease is a lease under which the landlord is responsible for most expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs), but passes through some operating expenses to the tenant.
NAV per share represents the net asset value of the respective share class.
Net Cole Capital G&A Expense
In its capacity as advisor to the Cole REITs, Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, Cole Capital records these costs as general and administrative expenses and the reimbursements as revenue in the same period. We believe Net Cole Capital G&A Expense is a helpful non-GAAP supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP.
Net Cole Capital Revenue
Cole Capital generally receives a selling commission, dealer manager fee and/or a distribution and stockholder servicing fee based on the gross offering proceeds related to the sale of shares of the Cole REITs’ common stock. The Company reallows all or a portion of these fees to participating broker-dealers and records the expense at the same time it recognizes the related revenue. In

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Q3 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

its capacity as advisor to the Cole REITs, Cole Capital incurs certain costs on behalf of the Cole REITs, which are reimbursable. In accordance with GAAP, Cole Capital records these costs as general and administrative expenses and the reimbursements as revenue in the same period. We believe Net Cole Capital Revenue is a helpful non-GAAP supplemental measure in determining the effective revenue earned by the Company, eliminating any gross up presentation required by GAAP.
Net Debt is a non-GAAP measure used to show the Company's Adjusted Debt Outstanding, less all cash and cash equivalents. We believe that the presentation of Net Debt provides useful information to investors because our management reviews Net Debt as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt Leverage Ratio equals Net Debt divided by Gross Real Estate Investments. We believe that the presentation of Net Debt Leverage Ratio provides useful information to investors because our management reviews Net Debt Leverage Ratio as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Debt to Normalized EBITDA Annualized equals Net Debt divided by the current quarter Normalized EBITDA multiplied by four. We believe that the presentation of Net Debt to Normalized EBITDA Annualized provides useful information to investors because our management reviews Net Debt to Normalized EBITDA Annualized as part of its management of our overall liquidity, financial flexibility, capital structure and leverage.
Net Operating Income ("NOI") and Cash NOI
NOI is a non-GAAP performance measure used to evaluate the operating performance of a real estate company. NOI represents rental and other property income and tenant reimbursement income less property operating expenses. NOI excludes depreciation and amortization, general and administrative expenses, acquisition-related expenses and litigation and other non-routine costs. Cash NOI excludes the impact of certain GAAP adjustments to rental revenue, such as straight-line rent adjustments and amortization of above-market intangible lease assets and below-market lease intangible liabilities. Beginning in 2017, Cash NOI omits the Cash NOI impact of Excluded Properties. It is management's view that NOI and Cash NOI provide investors relevant and useful information because it reflects only income and operating expense items that are incurred at the property level and presents them on an unleveraged basis. NOI and Cash NOI should not be considered as an alternative to operating income. Further, NOI and Cash NOI may not be comparable to similarly titled measures of other companies.
The following table shows the calculation of the REI segment NOI and Cash NOI for the periods presented (dollar amounts in thousands):

	Three Months Ended
	September 30, 2017	June 30, 2017	March 31, 2017	December 31, 2016	September 30, 2016
Operating income	$74,468	$49,991	$75,808	$86,187	$85,468
Acquisition-related expenses	909	720	617	923	90
Litigation, merger and other non-routine costs, net of insurance recoveries	9,507	14,411	12,875	1,512	4,630
General and administrative	13,075	14,294	12,560	13,267	12,069
Depreciation and amortization	171,576	179,433	178,297	182,190	187,897
Impairment of real estate	6,363	17,769	6,725	6,606	6,872
NOI	275,898	276,618	286,882	290,685	297,026
Straight-line rent, net of bad debt expense related to straight-line rent	(9,955)	(10,870)	(12,797)	(13,163)	(12,319)
Amortization of above-market lease assets and deferred lease incentives, net of amortization of below-market lease liabilities	1,210	1,703	1,305	1,220	1,632
Net direct financing lease adjustments	491	464	621	544	571
Cash NOI - Excluded Properties	1,323	447	(780)	—	—
Cash NOI	$268,967	$268,362	$275,231	$279,286	$286,910

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Q3 2017 SUPPLEMENTAL INFORMATION

Definitions (cont.)

Normalized Cash NOI equals our Cash NOI for our most recently reported quarter and eliminates the Cash NOI for properties acquired or developments completed during the most recently reported quarter and replaces Cash NOI for the partial period with an amount estimated to be equivalent to Cash NOI for the full period. Additionally, Normalized Cash NOI eliminates the Cash NOI contributed by properties disposed of during the most recently reported period. It is management's view that Normalized Cash NOI provides investors relevant and useful information because it reflects only the Cash NOI of properties owned as of the most recent reporting period. Normalized Cash NOI should not be considered as an alternative to operating income.
Normalized EBITDA Annualized equals Normalized EBITDA, for the respective quarter, multiplied by four.
Normalized EBITDA Margin is a measurement of a company's operating profitability. It is equal to Normalized EBITDA divided by Net Cole Capital Revenue and other income. Management believes that Normalized EBITDA Margin is a useful supplemental measure of our operating profitability.
Normalized Net Cole Capital G&A Expense equals Net Cole Capital G&A Expense adjusted for the net change in program development costs. We believe Normalized Net G&A Expense is a helpful supplemental measure in determining the effective cost to the Company, eliminating any gross up presentation required by GAAP and adjusting to include costs incurred and recorded as program development costs on the balance sheet.
Operating Properties refers to all properties owned by the Company and beginning in 2017, it omits Excluded Properties owned by the Company as of the reporting date.
Property Operating Expense includes reimbursable and non-reimbursable costs to operate a property, including real estate taxes, utilities, insurance, repairs, maintenance, legal, property management fees, etc.
Rentable Square Feet is leasable square feet of Operating Properties.
Triple Net Lease ("NNN") is a lease under which the tenant agrees to pay all expenses associated with the property (e.g., real estate taxes, insurance, maintenance and repairs).
Unencumbered Asset Ratio equals unencumbered Gross Real Estate Investments divided by Gross Real Estate Investments. Management believes that Unencumbered Asset Ratio is a useful supplemental measure of our overall liquidity and leverage.
Weighted Average Remaining Lease Term is the number of years remaining on each respective lease, weighted based on Annualized Rental Income of Operating Properties.

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